UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HARTFORDFUNDS

HARTFORD GROWTH OPPORTUNITIES HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Growth Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Growth Opportunities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Growth Opportunities IA	14.14%	16.06%	9.62%
Growth Opportunities IB	13.82%	15.77%	9.35%
Growth Opportunities IC	13.61%	15.49%	9.08%
Russell 1000 Growth Index	13.05%	15.81%	8.49%
Russell 3000 Growth Index	12.44%	15.89%	8.50%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC share performance.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA, Class IB and IC were 0.65%, 0.90% and 1.15%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Growth Opportunities HLS Fund

Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Mario E. Abularach, CFA	Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager	Senior Managing Director and Equity Research Analyst	Senior Managing Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 14.14% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 12.44% and 13.05%, respectively, for the same period. The Fund also outperformed the 9.48% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Nine out of ten sectors in the Russell 3000 Growth Index rose during the period. The Healthcare (+28%), Utilities (+23%), and Information Technology (+15%) sectors gained the most while Energy (-11%) and Telecommunication Services (+3%) lagged on a relative basis.

Security selection was the main driver of relative outperformance during the period. Security selection was strongest in the Information Technology, Healthcare, and Materials sectors, with weaker selection in the Industrials, Consumer Discretionary, and Consumer Staples sectors. Sector allocation also contributed to performance relative to the Russell 3000 Growth Index over the period, largely due to an overweight in Healthcare and an underweight in Energy, which was only partially offset by the negative impact of an overweight to Consumer Discretionary and an underweight to Consumer Staples. Additionally, a modest cash position detracted in an upward trending market environment.

The top relative contributors to performance in the Fund during the period were Uber Technologies (Information Technology), Forest Labs (Healthcare), and NXP Semiconductors (Information Technology). Shares of Uber Technologies, an app-based transportation network and taxi company headquartered in the U.S., outperformed as the company was able to raise another round of financing at a higher valuation. Shares of Forest Labs, a U.S.-based pharmaceutical company, outperformed as it was announced that Actavis would be buying Forest Labs. Shares of NXP Semiconductors, a Netherlands-based semiconductor company, outperformed as the company continued to show strong earnings quality, cash flow quality, operating efficiency, and balance sheet quality. Apple (Information Technology) and Facebook (Information Technology) were among top absolute contributors.

The top relative and absolute detractors during the period included DigitalGlobe (Industrials), Lululemon Athletica (Consumer Discretionary) and Whole Foods (Consumer Staples). Shares of DigitalGlobe, a player in satellite digital imagery, decreased after very strong performance in 2013. Delays of multiple commercial deals in the fourth quarter of 2014 and more conservative guidance in 2014 led to weakness in the share price. Shares of Lululemon Athletica, a manufacturer and retailer of premium athletic apparel, declined due to image challenges and new management additions which have continued to be disruptive to the business. Shares of Whole Foods, a natural foods grocery store chain operator, declined after it reported second quarter profit that was below analysts' estimates and analysts began to question the durability of their margins.

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

3

Hartford Growth Opportunities HLS Fund

Manager Discussion – (continued)
December 31, 2014 (Unaudited)

What is the outlook?

As we enter 2015, we feel that the market is full of uncertainties. While we believe falling energy prices will have the most immediate effect within the energy sector itself, it remains to be seen how widely the impact will be felt across the rest of the economy. The termination of Quantitative Easing programs may ultimately lead to higher interest rates, but the timing and pace of those rises are yet to be determined. In our opinion, Europe continues to be weak, and the outlook for China is mixed. This type of environment leads us to seek companies that we believe have strong underlying growth fundamentals which have limited exposure to these economic uncertainties. While we may be uncertain about the macroeconomic environment, we believe that these uncertainties create valuable opportunities for active managers.

At the end of the period, the Fund was most overweight the Information Technology, Consumer Discretionary, and Healthcare sectors and most underweight the Consumer Staples, Energy, and Telecommunication Services sectors relative to the Russell 3000 Growth Index.

Diversification by Sector
as of December 31, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	24.1%
Consumer Staples	2.0
Energy	1.2
Financials	9.3
Health Care	17.5
Industrials	12.4
Information Technology	32.0
Materials	1.2
Services	0.2
Total	99.9%
Short-Term Investments	0.2
Other Assets and Liabilities	(0.1)
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Growth Opportunities HLS Fund

Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 94.1%
	Automobiles and Components - 1.3%
262	Harley-Davidson, Inc.	$17,264

	Capital Goods - 9.3%
163	Acuity Brands, Inc.	22,802
335	AECOM Technology Corp. ●	10,172
294	Danaher Corp.	25,176
444	DigitalGlobe, Inc. ●	13,748
452	Fastenal Co.	21,519
557	HD Supply Holdings, Inc. ●	16,434
404	Textron, Inc.	17,005
		126,856
	Commercial and Professional Services - 1.4%
166	IHS, Inc. ●	18,950

	Consumer Durables and Apparel - 6.0%
241	GoPro, Inc. ●	15,213
128	Harman International Industries, Inc.	13,627
312	Jarden Corp. ●	14,920
3,850	Samsonite International S.A.	11,408
139	Whirlpool Corp.	26,844
		82,012
	Consumer Services - 6.9%
27	Chipotle Mexican Grill, Inc. ●	18,287
619	Diamond Resorts International, Inc. ●	17,265
598	Hilton Worldwide Holdings, Inc. ●	15,598
84	Panera Bread Co. Class A ●	14,618
168	Starbucks Corp.	13,813
168	Wyndham Worldwide Corp.	14,441
		94,022
	Diversified Financials - 5.6%
59	BlackRock, Inc.	21,103
302	Julius Baer Group Ltd.	13,786
494	Nomad Holdings Ltd. ●†	5,359
183	Northern Trust Corp.	12,366
998	Platform Specialty Products Corp. ●	23,174
		75,788
	Energy - 1.2%
106	Energen Corp.	6,776
64	Pioneer Natural Resources Co.	9,501
		16,277
	Food and Staples Retailing - 1.0%
279	Whole Foods Market, Inc.	14,085

	Food, Beverage and Tobacco - 1.0%
131	Monster Beverage Corp. ●	14,154

	Health Care Equipment and Services - 3.2%
135	Becton, Dickinson & Co.	18,761
186	Cerner Corp. ●	12,008
374	Envision Healthcare Holdings ●	12,975
		43,744
	Insurance - 1.2%
301	American International Group, Inc.	16,871

	Materials - 1.2%
152	Martin Marietta Materials, Inc.	16,739

	Media - 1.5%
527	Twenty-First Century Fox, Inc.	20,226

	Pharmaceuticals, Biotechnology and Life Sciences - 14.2%
94	Actavis plc ●	24,220
58	Alnylam Pharmaceuticals, Inc. ●	5,644
267	AstraZeneca plc	18,891
756	Bristol-Myers Squibb Co.	44,617
203	Celgene Corp. ●	22,671
115	Incyte Corp. ●	8,402
313	Merck & Co., Inc.	17,747
138	Novartis AG	12,835
187	Ono Pharmaceutical Co., Ltd.	16,588
40	Regeneron Pharmaceuticals, Inc. ●	16,555
47	Vertex Pharmaceuticals, Inc. ●	5,554
		193,724
	Real Estate - 2.0%
516	CBRE Group, Inc. ●	17,678
29	WeWork Companies, Inc. Class A ⌂●†	440
88	Zillow, Inc. ●	9,361
		27,479
	Retailing - 7.8%
145	Advance Automotive Parts, Inc.	23,146
91	Amazon.com, Inc. ●	28,389
44	Honest (The) Co. ⌂●†	1,194
350	Lowe's Cos., Inc.	24,049
49	Netflix, Inc. ●	16,734
95	Tory Burch LLC ⌂●†	5,591
92	TripAdvisor, Inc. ●	6,836
		105,939
	Semiconductors and Semiconductor Equipment - 3.2%
102	ASML Holding N.V.	10,991
214	NXP Semiconductors N.V. ●	16,333
3,778	Taiwan Semiconductor Manufacturing Co., Ltd.	16,644
		43,968
	Software and Services - 13.5%
346	Activision Blizzard, Inc.	6,968
310	Akamai Technologies, Inc. ●	19,539
226	Alibaba Group Holding Ltd. ●	23,486
72	Baidu, Inc. ADR ●	16,413
914	Cadence Design Systems, Inc. ●	17,344
446	Facebook, Inc. ●	34,835
103	Factset Research Systems, Inc.	14,436
65	Google, Inc. Class A ●	34,376
7	New Relic, Inc. ●	234
65	New Relic, Inc. Private Placement ⌂●†	2,068
55	ServiceNow, Inc. ●	3,722
194	Yelp, Inc. ●	10,630
		184,051
	Technology Hardware and Equipment - 11.5%
948	Apple, Inc.	104,675
216	Arista Networks, Inc. ●	13,141
101	F5 Networks, Inc. ●	13,113
233	Mobileye N.V. ●	9,437
263	TE Connectivity Ltd.	16,661
		157,027

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 94.1% - (continued)
	Transportation - 1.1%
85	FedEx Corp.	$14,746

	Total Common Stocks
	( Cost $1,132,989)	$1,283,922

Preferred Stocks - 5.8%
	Capital Goods - 0.6%
1,458	Lithium Technology Corp. ⌂●†	$7,948

	Consumer Services - 0.1%
874	Draftkings, Inc. Private Placement ⌂●†	1,417

	Health Care Equipment and Services - 0.1%
314	ConforMIS, Inc. ⌂●†	2,258

	Real Estate - 0.5%
880	Redfin Corp. ⌂●†	2,610
146	WeWork Companies, Inc. Preferred D-1 ⌂●†	2,184
114	WeWork Companies, Inc. Preferred D-2 ⌂●†	1,716
		6,510
	Retailing - 0.5%
161	Forward Ventures LLC ⌂●†	4,090
102	Honest (The) Co. Series C ⌂●†β	2,786
		6,876
	Software and Services - 3.0%
1,364	Apigee Corp. ⌂●†	4,501
1,872	Essence Holding Group ⌂●†	3,295
287	Lookout, Inc. ⌂●†	3,380
228	Nutanix, Inc. ⌂●†	2,748
760	Uber Technologies, Inc. ⌂●†	22,785
211	Veracode, Inc. ⌂●†	4,514
		41,223
	Technology Hardware and Equipment - 0.8%
464	DataLogix Holdings ⌂●†	7,019
268	Pure Storage, Inc. ⌂●†	3,798
		10,817
	Telecommunication Services - 0.2%
164	DocuSign, Inc. ⌂●†	2,661
		2,661
	Total Preferred Stocks
	(Cost $66,274)	$79,710

Warrants - 0.0%
	Diversified Financials - 0.0%
493	Nomad Holdings Ltd. †	$254

	Total Warrants
	(Cost $5)	$254

	Total Long-Term Investments
	(Cost $1,199,268)	$1,363,886

Short-Term Investments - 0.2%
Repurchase Agreements - 0.2%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $3, collateralized by U.S. Treasury Note 0.75%, 2018, value of $3)
$3	0.05%, 12/31/2014	$3
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $12, collateralized by U.S. Treasury Note 2.50%, 2024, value of $13)
12	0.07%, 12/31/2014	12
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $320,
collateralized by U.S. Treasury Bond 3.88% -
5.25%, 2029 - 2040, U.S. Treasury Note 0.25%
	- 4.63%, 2015 - 2022, value of $326)
320	0.06%, 12/31/2014	320
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $139,
collateralized by FHLMC 2.00% - 5.50%, 2019 -
2044, FNMA 2.00% - 4.00%, 2024 - 2042,
GNMA 3.00%, 2043, U.S. Treasury Bill 0.07%,
	2015, value of $142)
139	0.07%, 12/31/2014	139
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $343,
collateralized by U.S. Treasury Bond 3.63%,
2043, U.S. Treasury Note 0.88% - 2.00%, 2017
	- 2020, value of $349)
343	0.05%, 12/31/2014	343
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $612, collateralized by U.S. Treasury
Bond 3.63% - 9.88%, 2015 - 2043, U.S.
Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $624)
612	0.06%, 12/31/2014	612
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $99, collateralized by FHLMC 2.00%
- 10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $101)
99	0.12%, 12/31/2014	99
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $26, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $27)
26	0.07%, 12/31/2014	26
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $291,
collateralized by U.S. Treasury Bond 8.75%,
2020, U.S. Treasury Note 0.25% - 2.88%, 2015
	- 2022, value of $297)
291	0.07%, 12/31/2014	291

The accompanying notes are an integral part of these financial statements.

6

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 0.2% - (continued)
Repurchase Agreements - 0.2% - (continued)
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $624, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $636)
$624	0.08%, 12/31/2014		$624
			2,469
	Total Short-Term Investments
	(Cost $2,469)		$2,469

	Total Investments
	(Cost $1,201,737) ▲	100.1%	$1,366,355
	Other Assets and Liabilities	(0.1)%	(1,232)
	Total Net Assets	100.0%	$1,365,123

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $1,206,544 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$185,058
Unrealized Depreciation	(25,247)
Net Unrealized Appreciation	$159,811

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2014, the aggregate fair value of these securities was $94,616, which represents 6.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2014	1,364	Apigee Corp. Preferred	$3,969
08/2014	314	ConforMIS, Inc. Preferred	2,509
05/2014	464	DataLogix Holdings Preferred	4,778
02/2014	164	DocuSign, Inc. Preferred	2,149
12/2014	874	Draftkings, Inc. Private Placement Preferred	1,574
05/2014	1,872	Essence Holding Group Preferred	2,960
11/2014	161	Forward Ventures LLC Preferred	4,999
08/2014	44	Honest (The) Co.	1,183
08/2014	102	Honest (The) Co. Series C Preferred	2,761
08/2013	1,458	Lithium Technology Corp. Preferred	7,108
07/2014	287	Lookout, Inc. Preferred	3,281
04/2014	65	New Relic, Inc. Private Placement	1,850
08/2014	228	Nutanix, Inc. Preferred	3,053
04/2014	268	Pure Storage, Inc. Preferred	4,220
12/2014	880	Redfin Corp. Preferred	2,901
11/2013	95	Tory Burch LLC	7,409
06/2014	760	Uber Technologies, Inc. Preferred	11,788
08/2014	211	Veracode, Inc. Preferred	3,891
12/2014	29	WeWork Companies, Inc. Class A	488
12/2014	146	WeWork Companies, Inc. Preferred D-1	2,426
12/2014	114	WeWork Companies, Inc. Preferred D-2	1,906

At December 31, 2014, the aggregate value of these securities was $89,003, which represents 6.5% of total net assets.

β	Convertible security.

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at December 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CHF	Sell	01/05/2015	GSC	$178	$177	$1	$—

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.

Currency Abbreviations:
CHF	Swiss Franc

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,283,922	$1,184,477	$90,152	$9,293
Preferred Stocks	79,710	–	–	79,710
Warrants	254	254	–	–
Short-Term Investments	2,469	–	2,469	–
Total	$1,366,355	$1,184,731	$92,621	$89,003
Foreign Currency Contracts *	$1	$–	$1	$–
Total	$1	$–	$1	$–

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2014
Assets:
Common Stocks	$40,454	$—	$(1,562	)†	$—	$5,423	$—	$—	$(35,022)	$9,293
Preferred Stocks	—	—	12,814	‡	—	59,167	—	7,729	—	79,710
Warrants	323	—	—		—	—	—	—	(323)	—
Total	$40,777	$—	$11,252		$—	$64,590	$—	$7,729	$(35,345)	$89,003

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $(1,562).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $12,814.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth Opportunities HLS Fund

Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,201,737)	$1,366,355
Cash	1
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	1,209
Fund shares sold	8
Dividends and interest	628
Total assets	1,368,202
Liabilities:
Payables:
Investment securities purchased	74
Fund shares redeemed	2,719
Investment management fees	184
Administrative fees	—
Distribution fees	9
Accrued expenses	93
Total liabilities	3,079
Net assets	$1,365,123
Summary of Net Assets:
Capital stock and paid-in-capital	$921,862
Undistributed net investment income	1,564
Accumulated net realized gain	277,088
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	164,609
Net assets	$1,365,123
Shares authorized	900,000
Par value	$0.001
Class IA: Net asset value per share	$38.88
Shares outstanding	30,950
Net assets	$1,203,366
Class IB: Net asset value per share	$37.93
Shares outstanding	4,219
Net assets	$160,040
Class IC: Net asset value per share	$38.75
Shares outstanding	44
Net assets	$1,717

The accompanying notes are an integral part of these financial statements.

11

Hartford Growth Opportunities HLS Fund

Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$10,435
Interest	6
Less: Foreign tax withheld	(230)
Total investment income, net	10,211

Expenses:
Investment management fees	7,778
Administrative service fees - Class IC*	1
Transfer agent fees	7
Distribution fees - Class IB	346
Distribution fees - Class IC*	1
Custodian fees	23
Accounting services fees	128
Board of Directors' fees	30
Audit fees	19
Other expenses	251
Total expenses (before fees paid indirectly)	8,584
Commission recapture	(37)
Custodian fee offset	—
Total fees paid indirectly	(37)
Total expenses, net	8,547
Net Investment Income	1,664

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	280,294
Net realized loss on purchased option contracts	(687)
Net realized loss on foreign currency contracts	(178)
Net realized gain on other foreign currency transactions	156
Net Realized Gain on Investments and Foreign Currency Transactions	279,585

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(113,522)
Net unrealized appreciation of purchased option contracts	687
Net unrealized appreciation of foreign currency contracts	1
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(10)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(112,844)
Net Gain on Investments and Foreign Currency Transactions	166,741
Net Increase in Net Assets Resulting from Operations	$168,405

* For the period April 30, 2014 (commencement of Class IC operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Hartford Growth Opportunities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$1,664	$2,058
Net realized gain on investments and foreign currency transactions	279,585	263,798
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(112,844)	80,326
Net Increase in Net Assets Resulting from Operations	168,405	346,182
Distributions to Shareholders:
From net investment income
Class IA	(2,042)	(91)
Class IB	(17)	—
Class IC	—	—
Total from net investment income	(2,059)	(91)
From net realized gain on investments
Class IA	(192,351)	—
Class IB	(27,497)	—
Class IC	(46)	—
Total from net realized gain on investments	(219,894)	—
Total distributions	(221,953)	(91)
Capital Share Transactions:
Class IA
Sold	18,294	66,025
Issued in merger	160,101	—
Issued on reinvestment of distributions	194,393	91
Redeemed	(224,530)	(232,985)
Total capital share transactions	148,258	(166,869)
Class IB
Sold	11,340	22,177
Issued in merger	61,940	—
Issued on reinvestment of distributions	27,514	—
Redeemed	(40,690)	(52,667)
Total capital share transactions	60,104	(30,490)
Class IC
Sold	1,715	—
Issued on reinvestment of distributions	46	—
Redeemed	(62)	—
Total capital share transactions	1,699	—
Net increase (decrease) from capital share transactions	210,061	(197,359)
Net Increase in Net Assets	156,513	148,732
Net Assets:
Beginning of period	1,208,610	1,059,878
End of period	$1,365,123	$1,208,610
Undistributed (distributions in excess of) net investment income	$1,564	$2,094
Shares:
Class IA
Sold	495	1,923
Issued in merger	3,722	—
Issued on reinvestment of distributions	5,257	2
Redeemed	(5,565)	(6,705)
Total share activity	3,909	(4,780)
Class IB
Sold	245	654
Issued in merger	1,470	—
Issued on reinvestment of distributions	762	—
Redeemed	(1,054)	(1,551)
Total share activity	1,423	(897)
Class IC
Sold	45	—
Issued on reinvestment of distributions	1	—
Redeemed	(2)	—
Total share activity	44	—

The accompanying notes are an integral part of these financial statements.

13

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements

December 31, 2014

(000’s Omitted)

Organization:

Hartford Growth Opportunities HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans. During the year ended December 31, 2014, the Fund acquired Hartford Growth HLS Fund. Please see the section "Fund Merger" for more information.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB and Class IC shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV

14

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled "Quantitative Information about Level 3 Fair Value Measurements.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date.

15

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at December 31, 2014
Assets:
Common Stocks
Cost Δ	Recent trade price	$14.99	$440
	Date	12/8/2014
Intrinsic value Δ	Parity to underlying security	$31.74	2,068
Model Δ	Enterprise Value/Estimated 2015 Revenue	1.50x to 3.90x	1,194
Target Event Δ	Recent private transaction price Э	$59.14	5,591
	Date	12/22/2014
Preferred Stocks
Cost Δ	Recent trade price	$1.62 - $25.47 ($13.25)	20,821
	Date	4/16/2014 - 12/15/2014
Model Δ	Enterprise Value/Estimated 2014 Revenue	8.20x to 14.30x	9,015
Model Δ	Enterprise Value/Estimated 2015 Revenue	1.50x to 12.30x	5,447
Model Δ	Enterprise Value/Estimated 2015 Revenue ■Э	3.33x to 5.97x	7,948
Model Δ	Enterprise Value/Estimated 2016 Revenue	0.07x to 5.50x	3,295
Model Δ	Enterprise Value/Estimated Next Twelve Months Revenue	6.10x to 9.70x	3,380
Target Event Ø	Recent private transaction price	$15.13	7,019
	Date	12/5/2014
Target Event Δ	Recent private transaction price	$30.00	22,785
	Date	12/4/2014
Total			$89,003

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
Δ	Includes illiquidity discount of 10%.
■	The Option Pricing Method ("OPM"} is used to allocate enterprise values between multiple tiers of equity. Inputs for the OPM include:
Volatility - 40.0%
Term to Liquidity Event - 1.0 years
Risk-free rate - 0.23%
Ø	Includes illiquidity and uncertainty discount of 20%.
Э	This represents a change in methodology from prior year for this investment.

16

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal

17

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of December 31, 2014.

18

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

As of December 31, 2014 the Fund had no outstanding purchased option or written option contracts. There were no transactions involving written option contracts during the year ended December 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

19

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$—	$—	$—	$(687)	$—	$—	$(687)
Net realized loss on foreign currency contracts	—	(178)	—	—	—	—	(178)
Total	$—	$(178)	$—	$(687)	$—	$—	$(865)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased option contracts	$—	$—	$—	$687	$—	$—	$687
Net change in unrealized appreciation of foreign currency contracts	—	1	—	—	—	—	1
Total	$—	$1	$—	$687	$—	$—	$688

The derivatives held by the Fund as of December 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment

20

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$79,075	$91
Long-Term Capital Gains*	142,878	—

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$75,795
Undistributed Long-Term Capital Gain	207,664
Unrealized Appreciation*	159,802
Total Accumulated Earnings	$443,261

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(135)
Accumulated Net Realized Gain (Loss)	161
Capital Stock and Paid-in-Capital	(26)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

During the year ended December 31, 2014, the Fund utilized $1,911 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

21

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund,  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, these amounts, if any, are included in the Statement of Operations.

22

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

	Year Ended December 31, 2014
Class IA	0.64%
Class IB	0.89
Class IC	1.14	*

*	Annualized, from April 30, 2014 (commencement of operations) through December 31, 2014.

Distribution Plan for Class IB and IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted Distribution Plans pursuant to Rule 12b-1 of the 1940 Act for Class IB and Class IC shares.

The Distribution Plans provide that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB and Class IC shares for activities primarily intended to result in the sale of Class IB and Class IC shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plans and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares, and distribution services for Class IC shares, for such entities' fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Administrative Services Fee for Class IC Shares – The Fund may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statement of Operations. This fee is accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $2. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of December 31, 2014, affiliates of The Hartford had ownership of shares as a result of the seed money invested in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class IC	7%	—	*

*	Percentage rounds to zero.

23

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,975,714	$—	$1,975,714
Sales Proceeds	2,031,721	—	2,031,721

Fund Merger:

Reorganization of Hartford Growth HLS Fund into the Fund: At a meeting held on February 5, 2014, the Board of Directors of Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and liabilities of Hartford Growth HLS Fund (“Target Fund”) by the Fund (“Acquiring Fund”).

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Target Fund were acquired by the Fund immediately before the opening of business on June 23, 2014. The Fund acquired the assets and liabilities of the Target Fund in exchange for shares in the Fund, which were distributed pro rata by the Target Fund to shareholders, in complete liquidation of the Target Fund.

The Fund did not acquire any capital loss carryforwards from the Target Fund.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on June 20, 2014*	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class IA	$160,101	$1,089,960	$1,250,061	12,545	3,722
Class IB	61,940	110,884	172,824	5,013	1,470
Total	$222,041	$1,200,844	$1,422,885	17,558	5,192

* Final day of operations immediately prior to the merger.

The Target Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of June 20, 2014:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
Target Fund	$—	$55,228	$(142)	$166,955	$222,041

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended December 31, 2014, were as follows:

Fund	Net Investment Income	Net gain on investments	Net increase in net assets resulting from operations
Acquiring Fund	$1,767	$174,706	$176,473 7

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since the merger date.

24

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

25

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2014

(000’s Omitted)

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

26

Hartford Growth Opportunities HLS Fund

Financial Highlights

─ Selected Per-Share Data(A) ─	─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2014
IA	$40.58	$0.06	$5.31	$5.37	$(0.07)	$(7.00)	$(7.07)	$38.88	14.14%	$1,203,366	0.64%	0.64%	0.16%
IB	39.79	(0.04)	5.18	5.14	–	(7.00)	(7.00)	37.93	13.82	160,040	0.89	0.89	(0.11)
IC(D)	40.23	(0.10)	5.69	5.59	(0.07)	(7.00)	(7.07)	38.75	14.79	(E)	1,717	1.14	(F)	1.14	(F)	(0.37	)(F)

For the Year Ended December 31, 2013
IA	$29.90	$0.07	$10.61	$10.68	$–	$–	$–	$40.58	35.74%	$1,097,380	0.65%	0.65%	0.21%
IB	29.38	(0.01)	10.42	10.41	–	–	–	39.79	35.42	111,230	0.90	0.90	(0.04)

For the Year Ended December 31, 2012 (G)
IA	$23.57	$0.03	$6.30	$6.33	$–	$–	$–	$29.90	26.86%	$951,372	0.65%	0.65%	0.11%
IB	23.22	(0.05)	6.21	6.16	–	–	–	29.38	26.54	108,506	0.90	0.90	(0.15)

For the Year Ended December 31, 2011 (G)
IA	$25.86	$0.01	$(2.30)	$(2.29)	$–	$–	$–	$23.57	(8.87)%	$881,352	0.66%	0.66%	0.03%
IB	25.54	(0.06)	(2.26)	(2.32)	–	–	–	23.22	(9.10)	108,905	0.91	0.91	(0.22)

For the Year Ended December 31, 2010 (G)
IA	$22.00	$0.02	$3.84	$3.86	$–	$–	$–	$25.86	17.56%	$1,106,030	0.65%	0.65%	0.08%
IB	21.78	(0.04)	3.80	3.76	–	–	–	25.54	17.28	137,147	0.90	0.90	(0.17)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on April 30, 2014.
(E)	Not annualized.
(F)	Annualized.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	145	%(A)
For the Year Ended December 31, 2013	119
For the Year Ended December 31, 2012	105
For the Year Ended December 31, 2011	113
For the Year Ended December 31, 2010	104

(A)	During the year ended December 31, 2014, the Fund incurred $137.9 million in sales associated with the transition of assets from Hartford Growth HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.

27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Growth Opportunities HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Growth Opportunities HLS Fund of the Hartford HLS Series Fund II, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 13, 2015

28

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

29

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

30

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

Hartford Growth Opportunities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,068.00	$3.34	$1,000.00	$1,021.98	$3.26	0.64%	184	365
Class IB	$1,000.00	$1,066.60	$4.64	$1,000.00	$1,020.72	$4.53	0.89	184	365
Class IC	$1,000.00	$1,065.50	$5.94	$1,000.00	$1,019.46	$5.80	1.14	184	365

32

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Growth Opportunities HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’

33

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

34

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency

35

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

Hartford Growth Opportunities HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

37

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;
of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS
P.O. Box 14293
Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-GO14   2-15     113542-4         Printed in U.S.A.

HARTFORDFUNDS

HARTFORD SMALLCAP GROWTH HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford SmallCap Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford SmallCap Growth HLS Fund inception 05/02/1994

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
SmallCap Growth IA	5.83%	20.04%	9.42%
SmallCap Growth IB	5.57%	19.74%	9.15%
Russell 2000 Growth Index	5.60%	16.80%	8.54%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

For additional information regarding the prior performance history of the Fund, please see the section entitled "Performance Notes" in the Fund's prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford SmallCap Growth HLS Fund
Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Managers
Mammen Chally, CFA	David J. Elliott, CFA
Senior Managing Director and Equity Portfolio Manager	Managing Director, Co-Director of Quantitative Investments and Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 5.83% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 5.60% for the same period. The Fund also outperformed the 1.90% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels.

Mid cap stocks (+10%) underperformed large cap stocks (+14%) but outperformed small cap stocks (+5%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Six out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+20%), Consumer Staples (+15%), and Information Technology (+8%) sectors performed best, while Energy (-34%), Utilities (-8%), and Materials (-2%) lagged on a relative basis.

The Fund’s outperformance relative to the Russell 2000 Growth Index was driven by strong stock selection in the Healthcare, Industrials, and Consumer Staples sectors, which offset weaker selection in the Information Technology and Consumer Discretionary sectors. Sector allocation, which is a result of bottom-up security selection, also contributed to relative returns during the period due largely to an underweight to the Energy sector, which offset the negative impact of an overweight to the Consumer Discretionary sector and an underweight to the Healthcare sector.

The top relative contributors to performance were Agios Pharmaceutical (Healthcare), Repligen (Healthcare), and Manhattan Associates (Information Technology). Shares of Agios Pharmaceutical, a biotech company with a leadership position in the fields of cancer metabolism and rare genetic disorders of metabolism, rose over the period as the company management reported strong enrollment trends and progress in reaching clinical trial and drug approval milestones. Repligen is a life sciences company focused on the development, production and commercialization of high-value consumable products used in the process of manufacturing biological drugs. Shares rose amid investor optimism that Repligen’s revenue is poised to grow on the heels of growing industrywide investment in monoclonal antibodies. Repligen is a manufacturer of a substance used to manufacture monoclonal antibodies. Shares of Manhattan Associates, a supply chain process platform that helps to optimize the supply chains of more than 1,200 global customers, outperformed after the company posted its fourth consecutive quarter of double digit growth in licenses issued for use of its platform and better-than-expected quarterly revenue and earnings. Top absolute contributors during the period also included Puma Biotechnology (Healthcare).

Top relative detractors included Intermune (Healthcare), Energy XXI (Energy), and Chart Industries (Industrials). Shares of Intermune, a biotech company focused on developing treatments for pulmonology and hepatology, rose close to 80% over the period, and not owning the stock detracted from relative returns over the period. Shares of Energy XXI, an oil and gas exploration and production company, underperformed following the release of production results which fell short of expectations. Shares of Chart Industries, a maker of natural gas storage related infrastructure equipment, fell after the company reduced its sales and earnings guidance for the year based on a delay in shipments to China. Top absolute detractors during the period also included Rosetta Resources (Energy).

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

3

Hartford SmallCap Growth HLS Fund
Manager Discussion – (continued)
December 31, 2014 (Unaudited)

What is the outlook?

There are two key issues that have altered our outlook a bit since 3rd quarter 2014 - the precipitous drop in oil prices and the flattening of the yield curve. Without a supply response it’s hard to predict the near-term floor for oil prices. This worries us because it could affect a broad swath of companies that could be involved in lending, hospitality, or industrial goods in affected areas. At a high level, we believe some of this will likely be offset by a boost to consumer demand from cheaper prices at the pump, although historically there has been a lag effect between lower gas prices and a change in consumer behavior. We believe lower home heating costs due to a decline in heating oil prices should also serve as a positive influence on consumer spending trends. Thus, notwithstanding short-term developments, lower oil prices could be a net positive for the U.S. economy.

With respect to the flattening of the yield curve, we believe this is likely to have a negative impact on banks and insurance companies, as investment and interest income remain depressed but should be a boost to the consumer. In our view, the continued low-rate environment should be good for housing and related areas as mortgage rates remain low and the ranks of the employed grow.

Overall, we believe we will continue to see slow and steady growth in the U.S. While the strong U.S. dollar will hurt exporters and multinationals (approximately 40% of S&P 500 Index revenues come from outside the U.S.), we believe the U.S. economy’s fundamentals remain solid. Housing data has been choppy and the recovery is taking longer than we expected, but we continue to believe housing will be an important growth driver for the U.S. economy going forward. Employment growth continues to appear to track positively and weak oil prices may dampen inflation expectations, which could give the Fed more room to be patient with regards to starting the process of bringing interest rates to normal levels.

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period included Industrials, Financials, and Consumer Staples. Information Technology, Healthcare, and Telecommunication Services constituted the greatest underweights relative to the Russell 2000 Growth Index at the end of the period.

Diversification by Sector
as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.4%
Consumer Staples	5.0
Energy	2.4
Financials	9.2
Health Care	22.1
Industrials	15.3
Information Technology	24.1
Materials	5.0
Services	0.3
Total	98.8%
Short-Term Investments	1.0
Other Assets and Liabilities	0.2
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford SmallCap Growth HLS Fund
Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.8%
	Automobiles and Components - 1.5%
14	Cooper Tire & Rubber Co.	$489
160	Dana Holding Corp.	3,488
12	Gentherm, Inc. ●	454
100	Tenneco Automotive, Inc. ●	5,688
8	Tower International, Inc. ●	199
		10,318
	Banks - 2.6%
210	EverBank Financial Corp.	3,994
170	First Merchants Corp.	3,869
88	Flushing Financial Corp.	1,791
72	Great Western Bancorp, Inc. ●	1,630
315	MGIC Investment Corp. ●	2,940
5	Sandy Spring Bancorp, Inc.	130
70	Wintrust Financial Corp.	3,277
		17,631
	Capital Goods - 9.3%
61	A.O. Smith Corp.	3,420
145	AAON, Inc.	3,257
117	Altra Industrial Motion Corp.	3,335
8	American Railcar Industries, Inc.	397
6	American Woodmark Corp. ●	254
70	Applied Industrial Technologies, Inc.	3,195
7	Argan, Inc.	242
79	Astronics Corp. ●	4,347
80	AZZ, Inc.	3,732
16	Blount International, Inc. ●	278
67	Chart Industries, Inc. ●	2,300
12	Douglas Dynamics, Inc.	253
28	Enphase Energy, Inc. ●	397
28	Esterline Technologies Corp. ●	3,027
105	Generac Holdings, Inc. ●	4,893
12	Harsco Corp.	227
68	Heico Corp.	4,095
20	Hyster-Yale Materials Handling, Inc.	1,493
51	Lennox International, Inc.	4,859
3	Lindsay Corp.	256
78	Meritor, Inc. ●	1,179
65	Moog, Inc. Class A ●	4,814
18	Polypore International, Inc. ●	823
6	Proto Laboratories, Inc. ●	383
28	Taser International, Inc. ●	736
49	Teledyne Technologies, Inc. ●	4,991
58	Toro Co.	3,686
20	Trex Co., Inc. ●	864
20	Woodward, Inc.	980
		62,713
	Commercial and Professional Services - 3.6%
13	Barrett Business Services, Inc.	367
23	Brink's Co.	562
90	Deluxe Corp.	5,618
15	Enernoc, Inc. ●	233
57	Exponent, Inc.	4,742
113	GP Strategies Corp. ●	3,819
18	Korn/Ferry International ●	506
114	On Assignment, Inc. ●	3,795
34	Performant Financial Corp. ●	225
32	RPX Corp. ●	437
18	Steelcase, Inc.	316
22	Sykes Enterprises, Inc. ●	510
9	TrueBlue, Inc. ●	207
3	UniFirst Corp.	352
40	Wageworks, Inc. ●	2,570
		24,259
	Consumer Durables and Apparel - 3.6%
91	Arctic Cat, Inc.	3,215
8	Ethan Allen Interiors, Inc.	262
12	Helen of Troy Ltd. ●	755
139	Kate Spade & Co. ●	4,447
27	Nautilus Group, Inc. ●	412
44	Oxford Industries, Inc.	2,420
2	Polaris Industries, Inc.	243
198	Quiksilver, Inc. ●	438
11	Skechers USA, Inc. Class A ●	602
139	Steven Madden Ltd. ●	4,415
115	Taylor Morrison Home Corp. ●	2,168
22	Vera Bradley, Inc. ●	442
166	Vince Holding Corp. ●	4,341
		24,160
	Consumer Services - 4.7%
10	American Public Education, Inc. ●	361
287	Bloomin' Brands, Inc. ●	7,109
32	Bridgepoint Education, Inc. ●	360
66	Brinker International, Inc.	3,862
26	Buffalo Wild Wings, Inc. ●	4,670
12	Capella Education Co.	941
130	Del Frisco's Restaurant Group, Inc. ●	3,082
13	Domino's Pizza, Inc.	1,200
18	Grand Canyon Education, Inc. ●	845
9	Hillenbrand, Inc.	293
155	Ignite Restaurant Group, Inc. ●	1,222
31	ITT Educational Services, Inc. ●	298
61	Marriott Vacations Worldwide Corp.	4,528
19	Outerwall, Inc. ●	1,459
16	Strayer Education, Inc. ●	1,166
15	Texas Roadhouse, Inc.	520
		31,916
	Diversified Financials - 1.7%
36	BGC Partners, Inc.	329
11	Credit Acceptance Corp. ●	1,501
58	Evercore Partners, Inc.	3,046
123	HFF, Inc.	4,422
8	Marcus & Millichap, Inc. ●	279
29	PRA Group, Inc. ●	1,682
3	World Acceptance Corp. ●	246
		11,505
	Energy - 2.4%
73	Abraxas Petroleum Corp. ●	215
10	Basic Energy Services, Inc. ●	68
6	Carrizo Oil & Gas, Inc. ●	258
3	Clayton Williams Energy, Inc. ●	217
14	CVR Energy, Inc.	554
37	Diamondback Energy, Inc. ●	2,234
85	Forum Energy Technologies, Inc. ●	1,767
8	Geospace Technologies Corp. ●	209
92	ION Geophysical Corp. ●	253
122	Jones Energy, Inc. ●	1,387
12	Matrix Service Co. ●	262
14	Pacific Ethanol, Inc. ●	142
73	PBF Energy, Inc.	1,945
17	Pioneer Energy Services Corp. ●	95

The accompanying notes are an integral part of these financial statements.

5

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.8% - (continued)
	Energy - 2.4% - (continued)
3	REX American Resources Corp. ●	$174
75	Rosetta Resources, Inc. ●	1,666
145	RSP Permian, Inc. ●	3,637
109	Vaalco Energy, Inc. ●	497
19	W&T Offshore, Inc.	142
4	Western Refining, Inc.	159
		15,881
	Food and Staples Retailing - 2.7%
4	Andersons (The), Inc.	202
84	Casey's General Stores, Inc.	7,619
43	Diplomat Pharmacy, Inc. ●	1,182
5	Fresh Market, Inc. ●	201
148	Natural Grocers by Vitamin Cottage, Inc. ●	4,165
39	PriceSmart, Inc.	3,535
141	Rite Aid Corp. ●	1,058
		17,962
	Food, Beverage and Tobacco - 1.4%
22	Cal-Maine Foods, Inc.	874
7	Diamond Foods, Inc. ●	198
47	Pilgrim's Pride Corp. ●	1,548
14	Sanderson Farms, Inc.	1,151
68	TreeHouse Foods, Inc. ●	5,795
		9,566
	Health Care Equipment and Services - 10.1%
6	Align Technology, Inc. ●	335
18	Anika Therapeutics, Inc. ●	725
10	Atrion Corp.	3,301
14	Centene Corp. ●	1,424
11	Computer Programs & Systems, Inc.	662
86	Corvel Corp. ●	3,204
63	Cyberonics, Inc. ●	3,506
141	Dexcom, Inc. ●	7,775
245	Globus Medical, Inc. ●	5,818
162	HealthSouth Corp.	6,216
27	Heartware International, Inc. ●	2,004
9	HMS Holdings Corp. ●	182
58	ICU Medical, Inc. ●	4,740
21	Magellan Health, Inc. ●	1,255
6	Molina Healthcare, Inc. ●	328
6	Natus Medical, Inc. ●	213
113	Omnicell, Inc. ●	3,758
43	Orthofix International N.V. ●	1,305
49	Quality Systems, Inc.	769
24	Radnet, Inc. ●	201
102	Team Health Holdings ●	5,883
31	Triple-S Management Corp., Class B ●	729
109	U.S. Physical Therapy, Inc.	4,558
159	Vascular Solutions, Inc. ●	4,328
54	Wellcare Health Plans, Inc. ●	4,419
		67,638
	Household and Personal Products - 0.9%
12	Medifast, Inc. ●	389
137	Prestige Brands Holdings, Inc. ●	4,762
6	Usana Health Sciences, Inc. ●	585
		5,736
	Insurance - 1.6%
103	Amerisafe, Inc.	4,360
11	AmTrust Financial Services, Inc.	591
6	Greenlight Capital Re Ltd. Class A ●	199
99	James River Group Holdings Ltd. ●	2,261
82	Maiden Holdings Ltd.	1,046
29	Montpelier Re Holdings Ltd.	1,021
17	United Insurance Holdings Corp.	367
31	Universal Insurance Holdings, Inc.	634
		10,479
	Materials - 5.0%
7	Berry Plastics Group, Inc. ●	231
7	Boise Cascade Co. ●	271
64	Cabot Corp.	2,818
13	Clearwater Paper Corp. ●	877
17	Flotek Industries, Inc. ●	313
60	Gold Resource Corp.	202
535	Graphic Packaging Holding Co. ●	7,292
324	Headwaters, Inc. ●	4,861
338	Omnova Solutions, Inc. ●	2,755
73	Orion Engineered Carbons S. A. ●	1,238
201	PolyOne Corp.	7,610
71	Silgan Holdings, Inc.	3,813
75	Stillwater Mining Co. ●	1,110
19	US Silica Holdings, Inc.	478
		33,869
	Media - 0.1%
39	McClatchy Co. Class A ●	131
6	Shutterstock, Inc. ●	401
		532
	Pharmaceuticals, Biotechnology and Life Sciences - 12.0%
7	Accelerate Diagnostics, Inc. ●	127
39	Achillion Pharmaceuticals, Inc. ●	477
120	Acorda Therapeutics, Inc. ●	4,917
108	Aerie Pharmaceuticals, Inc. ●	3,153
53	Affymetrix, Inc. ●	520
29	Agios Pharmaceuticals, Inc. ●	3,216
42	Alkermes plc ●	2,473
45	Alnylam Pharmaceuticals, Inc. ●	4,329
117	Anacor Pharmaceuticals, Inc. ●	3,767
6	ANI Pharmaceuticals, Inc. ●	331
238	Arena Pharmaceuticals, Inc. ●	827
31	ARIAD Pharmaceuticals, Inc. ●	214
90	BioCryst Pharmaceuticals, Inc. ●	1,095
190	Bruker Corp. ●	3,734
13	Cambrex Corp. ●	275
44	DepoMed, Inc. ●	701
26	Dyax Corp. ●	369
12	Emergent Biosolutions, Inc. ●	316
107	Five Prime Therapeutics, Inc. ●	2,884
51	Glycomimetics, Inc. ●	368
122	Hyperion Therapeutics, Inc. ●	2,927
20	Impax Laboratories, Inc. ●	624
40	Infinity Pharmaceuticals, Inc. ●	674
9	Insys Therapeutics, Inc. ●	367
91	Ironwood Pharmaceuticals, Inc. ●	1,391
14	Isis Pharmaceuticals, Inc. ●	889
15	Lannet, Inc. ●	647
14	Ligand Pharmaceuticals, Inc. Class B ●	756
138	Medicines Co. ●	3,808
68	Merrimack Pharmaceuticals, Inc. ●	773
38	Nektar Therapeutics ●	584
122	NPS Pharmaceuticals, Inc. ●	4,347
15	Omeros Corp. ●	377
16	Ophthotech Corp. ●	732

The accompanying notes are an integral part of these financial statements.

6

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.8% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 12.0% - (continued)
112	PAREXEL International Corp. ●	$6,196
164	PDL Biopharma, Inc.	1,264
81	Portola Pharmaceuticals, Inc. ●	2,282
139	Pozen, Inc.	1,113
9	Prothena Corp. plc ●	179
60	PTC Therapeutics, Inc. ●	3,115
24	Puma Biotechnology, Inc. ●	4,585
6	Repligen Corp. ●	109
19	Sagent Pharmaceuticals, Inc. ●	477
161	Sciclone Pharmaceuticals, Inc. ●	1,410
75	Tesaro, Inc. ●	2,776
48	Ultragenyx Pharmaceutical, Inc. ●	2,089
236	Xenoport, Inc. ●	2,070
		80,654
	Real Estate - 2.3%
73	Altisource Residential Corp.	1,411
86	Apollo Residential Mortgage, Inc. REIT	1,355
8	AVIV REIT, Inc.	259
82	Coresite Realty Corp. REIT	3,208
15	Forestar Group, Inc. ●	235
42	Potlatch Corp. REIT	1,755
122	Ramco-Gershenson Properties Trust REIT	2,286
16	Sabra Healthcare REIT, Inc.	485
25	St. Joe Co. ●	462
259	Sunstone Hotel Investors, Inc. REIT	4,282
		15,738
	Retailing - 5.5%
18	ANN, Inc. ●	659
35	Buckle (The), Inc.	1,855
12	Build-A-Bear Workshop, Inc. ●	247
14	Burlington Stores, Inc. ●	638
7	Cato Corp.	301
77	Core-Mark Holding Co., Inc.	4,753
116	DSW, Inc.	4,338
18	Finish Line (The), Inc.	425
102	Five Below, Inc. ●	4,160
74	Francescas Holding Corp. ●	1,242
87	HSN, Inc.	6,626
84	Nutrisystem, Inc.	1,650
26	Overstock.com, Inc. ●	633
296	Pier 1 Imports, Inc.	4,558
30	Select Comfort Corp. ●	808
95	Wayfair, Inc. ●	1,879
85	Zulily, Inc. ●	1,984
9	Zumiez, Inc. ●	348
		37,104
	Semiconductors and Semiconductor Equipment - 3.0%
15	Ambarella, Inc. ●	765
43	Amkor Technology, Inc. ●	307
42	Integrated Device Technology, Inc. ●	825
107	Kulicke & Soffa Industries, Inc. ●	1,541
122	Lattice Semiconductor Corp. ●	842
151	Nanometrics, Inc. ●	2,534
51	Rambus, Inc. ●	562
93	RF Micro Devices, Inc. ●	1,546
28	Silicon Image, Inc. ●	153
89	SunEdison Semiconductor Ltd. ●	1,661
231	SunEdison, Inc. ●	4,505
105	SunPower Corp. ●	2,722
7	Synaptics, Inc. ●	496
9	Tessera Technologies, Inc.	318
72	Ultratech Stepper, Inc. ●	1,339
		20,116
	Software and Services - 18.1%
30	Angie's List, Inc. ●	185
164	Aspen Technology, Inc. ●	5,744
64	AVG Technologies N.V. ●	1,267
133	Bankrate, Inc. ●	1,657
7	Blackhawk Network Holdings, Inc. ●	280
44	CACI International, Inc. Class A ●	3,798
199	Carbonite, Inc. ●	2,837
76	Cass Information Systems, Inc.	4,021
8	Constant Contact, Inc. ●	281
59	CSG Systems International, Inc.	1,472
53	Cvent, Inc. ●	1,488
36	Demandware, Inc. ●	2,099
25	Dice Holdings, Inc. ●	248
118	Ellie Mae, Inc. ●	4,767
14	Envestnet, Inc. ●	708
5	EPAM Systems, Inc. ●	258
64	ePlus, Inc. ●	4,846
5	Euronet Worldwide, Inc. ●	247
180	Everyday Health, Inc. ●	2,659
147	Exlservice Holdings, Inc. ●	4,212
78	Fair Isaac, Inc.	5,659
370	Five9, Inc. ●	1,659
159	Fleetmatics Group Ltd. ●	5,650
66	Global Cash Access, Inc. ●	473
57	Heartland Payment Systems, Inc.	3,076
22	Infoblox, Inc. ●	451
97	j2 Global, Inc.	6,037
27	Logmein, Inc. ●	1,322
151	Manhattan Associates, Inc. ●	6,153
92	Marketo, Inc. ●	3,015
6	MAXIMUS, Inc.	334
249	Model N, Inc. ●	2,642
106	Netscout Systems, Inc. ●	3,874
67	Pegasystems, Inc.	1,396
152	PTC, Inc. ●	5,580
40	Q2 Holdings, Inc. ●	748
80	Qualys, Inc. ●	3,001
203	Sapient Corp. ●	5,057
15	Science Applications International Corp.	753
81	Solera Holdings, Inc.	4,122
17	SS&C Technologies Holdings, Inc. ●	983
56	Take-Two Interactive Software, Inc. ●	1,581
57	Tyler Corp. ●	6,267
39	VASCO Data Security International, Inc. ●	1,100
5	Verint Systems, Inc. ●	280
107	WebMD Health Corp. ●	4,227
30	WEX, Inc. ●	2,997
		121,511
	Technology Hardware and Equipment - 3.0%
20	Alliance Fiber Optic Product, Inc.	296
221	Aruba Networks, Inc. ●	4,011
113	CDW Corp. of Delaware	3,980
73	Ciena Corp. ●	1,423
17	Clearfield, Inc. ●	211

The accompanying notes are an integral part of these financial statements.

7

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 97.8% - (continued)
	Technology Hardware and Equipment - 3.0% - (continued)
5	Comtech Telecommunications Corp.		$165
51	FEI Co.		4,589
39	Harmonic, Inc. ●		270
17	Methode Electronics, Inc.		606
4	Osi Systems, Inc. ●		259
20	Polycom, Inc. ●		271
148	Quantum Corp. ●		261
413	Sonus Networks, Inc. ●		1,638
77	Ubiquiti Networks, Inc.		2,286
			20,266
	Telecommunication Services - 0.3%
59	IDT Corp. Class B		1,194
44	Inteliquent, Inc.		860
			2,054
	Transportation - 2.4%
16	Alaska Air Group, Inc.		956
2	Allegiant Travel Co.		241
14	ArcBest Corp.		631
125	Celadon Group, Inc.		2,840
59	Hawaiian Holdings, Inc. ●		1,529
21	JetBlue Airways Corp. ●		336
115	Marten Transport Ltd.		2,520
8	Matson, Inc.		275
21	Spirit Airlines, Inc. ●		1,585
194	Swift Transportation Co. ●		5,561
			16,474
	Total Common Stocks
	( Cost $574,595)		$658,082

Warrants - 0.0%
	Diversified Financials - 0.0%
1	Imperial Holdings, Inc. ⌂		$—

	Total Warrants
	(Cost $–)		$—

Exchange Traded Funds - 1.0%
	Other Investment Pools and Funds - 1.0%
46	iShares Russell 2000 Growth ETF		$6,585

	Total Exchange Traded Funds
	(Cost $6,385)		$6,585

	Total Long-Term Investments
	(Cost $580,980)		$664,667

Short-Term Investments - 1.0%
Repurchase Agreements - 1.0%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $6, collateralized by U.S. Treasury Note 0.75%, 2018, value of $6)
$6	0.05%, 12/31/2014		$6
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $32, collateralized by U.S. Treasury Note 2.50%, 2024, value of $32)
32	0.07%, 12/31/2014		32
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $830,
collateralized by U.S. Treasury Bond 3.88% -
5.25%, 2029 - 2040, U.S. Treasury Note 0.25% -
	4.63%, 2015 - 2022, value of $847)
830	0.06%, 12/31/2014		830
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $362,
collateralized by FHLMC 2.00% - 5.50%, 2019 -
2044, FNMA 2.00% - 4.00%, 2024 - 2042,
GNMA 3.00%, 2043, U.S. Treasury Bill 0.07%,
	2015, value of $369)
362	0.07%, 12/31/2014		362
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $889,
collateralized by U.S. Treasury Bond 3.63%,
2043, U.S. Treasury Note 0.88% - 2.00%, 2017 -
	2020, value of $907)
889	0.05%, 12/31/2014		889
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,590, collateralized by U.S.
Treasury Bond 3.63% - 9.88%, 2015 - 2043,
U.S. Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $1,621)
1,590	0.06%, 12/31/2014		1,590
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $258, collateralized by FHLMC 2.00%
- 10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $263)
258	0.12%, 12/31/2014		258
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $68, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $69)
68	0.07%, 12/31/2014		68
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $756,
collateralized by U.S. Treasury Bond 8.75%,
2020, U.S. Treasury Note 0.25% - 2.88%, 2015 -
	2022, value of $771)
756	0.07%, 12/31/2014		756
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $1,620, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $1,652)
1,620	0.08%, 12/31/2014		1,620
			6,411
	Total Short-Term Investments
	(Cost $6,411)		$6,411

	Total Investments
	(Cost $587,391) ▲	99.8%	$671,078
	Other Assets and Liabilities	0.2%	1,352
	Total Net Assets	100.0%	$672,430

The accompanying notes are an integral part of these financial statements.

8

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $589,251 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$111,127
Unrealized Depreciation	(29,300)
Net Unrealized Appreciation	$81,827

●	Non-income producing.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Illiquid securities may lack a readily available market or their valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2014	1	Imperial Holdings, Inc. Warrants	$—

The aggregate value and percentage of net assets of these securities at December 31, 2014, rounds to zero.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$658,082	$658,082	$–	$–
Exchange Traded Funds	6,585	6,585	–	–
Warrants	–	–	–	–
Short-Term Investments	6,411	–	6,411	–
Total	$671,078	$664,667	$6,411	$–

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

Hartford SmallCap Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $587,391)	$671,078
Cash	1
Receivables:
Investment securities sold	1,525
Fund shares sold	767
Dividends and interest	342
Total assets	673,713
Liabilities:
Payables:
Investment securities purchased	785
Fund shares redeemed	351
Investment management fees	91
Distribution fees	6
Accrued expenses	50
Total liabilities	1,283
Net assets	$672,430
Summary of Net Assets:
Capital stock and paid-in-capital	$491,599
Undistributed net investment income	756
Accumulated net realized gain	96,388
Unrealized appreciation of investments	83,687
Net assets	$672,430
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$27.95
Shares outstanding	19,935
Net assets	$557,200
Class IB: Net asset value per share	$27.44
Shares outstanding	4,199
Net assets	$115,230

The accompanying notes are an integral part of these financial statements.

11

Hartford SmallCap Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$5,337
Interest	3
Less: Foreign tax withheld	(9)
Total investment income, net	5,331

Expenses:
Investment management fees	3,903
Transfer agent fees	7
Distribution fees - Class IB	301
Custodian fees	4
Accounting services fees	76
Board of Directors' fees	16
Audit fees	17
Other expenses	123
Total expenses (before fees paid indirectly)	4,447
Commission recapture	(8)
Custodian fee offset	—
Total fees paid indirectly	(8)
Total expenses, net	4,439
Net Investment Income	892

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	99,029
Net realized loss on futures contracts	(323)
Net Realized Gain on Investments and Other Financial Instruments	98,706

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(60,032)
Net Changes in Unrealized Depreciation of Investments	(60,032)
Net Gain on Investments and Other Financial Instruments	38,674
Net Increase in Net Assets Resulting from Operations	$39,566

The accompanying notes are an integral part of these financial statements.

12

Hartford SmallCap Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$892	$569
Net realized gain on investments and other financial instruments	98,706	127,766
Net unrealized appreciation (depreciation) of investments	(60,032)	76,169
Net Increase in Net Assets Resulting from Operations	39,566	204,504
Distributions to Shareholders:
From net investment income
Class IA	(371)	(1,597)
Class IB	—	(114)
Total from net investment income	(371)	(1,711)
From net realized gain on investments
Class IA	(104,368)	(48,773)
Class IB	(22,471)	(14,438)
Total from net realized gain on investments	(126,839)	(63,211)
Total distributions	(127,210)	(64,922)
Capital Share Transactions:
Class IA
Sold	234,727	63,889
Issued on reinvestment of distributions	104,739	50,370
Redeemed	(177,424)	(131,828)
Total capital share transactions	162,042	(17,569)
Class IB
Sold	24,308	19,411
Issued on reinvestment of distributions	22,471	14,552
Redeemed	(38,886)	(78,559)
Total capital share transactions	7,893	(44,596)
Net increase (decrease) from capital share transactions	169,935	(62,165)
Net Increase in Net Assets	82,291	77,417
Net Assets:
Beginning of period	590,139	512,722
End of period	$672,430	$590,139
Undistributed (distributions in excess of) net investment income	$756	$463
Shares:
Class IA
Sold	7,741	2,158
Issued on reinvestment of distributions	3,963	1,726
Redeemed	(6,071)	(4,451)
Total share activity	5,633	(567)
Class IB
Sold	795	670
Issued on reinvestment of distributions	865	505
Redeemed	(1,315)	(2,668)
Total share activity	345	(1,493)

The accompanying notes are an integral part of these financial statements.

13

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements
December 31, 2014
(000’s Omitted)

Organization:

Hartford SmallCap Growth HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund's portfolio managers are Mammen Chally (80%) and David J. Elliot (20%). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the

14

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

15

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the

16

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund had no outstanding futures contracts as of December 31, 2014.

17

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$—	$—	$—	$(323)	$—	$—	$(323)
Total	$—	$—	$—	$(323)	$—	$—	$(323)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$37,071	$1,711
Long-Term Capital Gains*	90,139	63,211

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

18

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$17,251
Undistributed Long-Term Capital Gain	81,753
Unrealized Appreciation*	81,827
Total Accumulated Earnings	$180,831

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(228)
Accumulated Net Realized Gain (Loss)	228

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

19

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund,  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.65%
Class IB	0.90

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

20

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,033,354	$—	$1,033,354
Sales Proceeds	993,600	—	993,600

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

21

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

22

Hartford SmallCap Growth HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2014
IA	$32.60	$0.06	$1.48	$1.54	$(0.02)	$(6.17)	$(6.19)	$27.95	5.83%	$557,200	0.65%	0.65%	0.19%
IB	32.17	(0.02)	1.46	1.44	–	(6.17)	(6.17)	27.44	5.57	115,230	0.90	0.90	(0.06)

For the Year Ended December 31, 2013
IA	$25.44	$0.05	$10.92	$10.97	$(0.12)	$(3.69)	$(3.81)	$32.60	44.87%	$466,173	0.67%	0.67%	0.16%
IB	25.14	(0.02)	10.77	10.75	(0.03)	(3.69)	(3.72)	32.17	44.50	123,966	0.92	0.92	(0.08)

For the Year Ended December 31, 2012 (D)
IA	$21.67	$0.11	$3.66	$3.77	$–	$–	$–	$25.44	17.40%	$378,318	0.67%	0.67%	0.41%
IB	21.47	0.04	3.63	3.67	–	–	–	25.14	17.10	134,404	0.92	0.92	0.16

For the Year Ended December 31, 2011 (D)
IA	$21.37	$(0.02)	$0.32	$0.30	$–	$–	$–	$21.67	1.42%	$397,662	0.67%	0.67%	(0.07)%
IB	21.22	(0.07)	0.32	0.25	–	–	–	21.47	1.17	144,022	0.92	0.92	(0.32)

For the Year Ended December 31, 2010 (D)
IA	$15.65	$–	$5.72	$5.72	$–	$–	$–	$21.37	36.56%	$467,888	0.68%	0.68%	0.03%
IB	15.58	(0.04)	5.68	5.64	–	–	–	21.22	36.21	164,123	0.93	0.93	(0.22)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	117%
For the Year Ended December 31, 2013	81
For the Year Ended December 31, 2012	85
For the Year Ended December 31, 2011	62
For the Year Ended December 31, 2010	66

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford SmallCap Growth HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford SmallCap Growth HLS Fund of the Hartford HLS Series Fund II, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 13, 2015

24

Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

25

Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

26

Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford SmallCap Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,033.90	$3.33	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class IB	$1,000.00	$1,032.90	$4.61	$1,000.00	$1,020.67	$4.58	0.90	184	365

28

Hartford SmallCap Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford SmallCap Growth HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of

29

Hartford SmallCap Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

30

Hartford SmallCap Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

31

Hartford SmallCap Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

Hartford SmallCap Growth HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-Cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

33

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;
of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS
P.O. Box 14293
Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Fund are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-SCG14     2-15     113552-4         Printed in U.S.A.

HARTFORDFUNDS

HARTFORD SMALL/MID CAP EQUITY HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Small/Mid Cap Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term growth of capital.

Performance Overview 12/31/01 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Small/Mid Cap Equity IA	5.22%	15.84%	7.95%
Small/Mid Cap Equity IB	5.00%	15.54%	7.68%
Russell 2500 Index	7.07%	16.36%	8.72%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.85% and 1.10%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Small/Mid Cap Equity HLS Fund
Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Manager
David J. Elliott, CFA
Managing Director, Co-Director of Quantitative Investments and Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Small/Mid Cap Equity HLS Fund returned 5.22% for the twelve-month period ended December 31, 2014, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 7.07% for the same period. The Fund also underperformed the 8.37% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity, an uncontested increase in the debt ceiling from the U.S. Congress, renewed signs of life in the housing market, and the best payroll gain in more than two years helped stoke investors' risk appetites in the first half of the period. A pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August based on encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. However, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks rebounded again in October, hitting an all-time high on the heels of a positive earnings season and generally solid economic data. The rally continued in November after Republicans took control of the U.S. Senate but stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. equities closed at an all-time high on December 29th but fell 1.4% during the final two trading days of the year. The Fed helped to support riskier assets at the end of the year after it stated it can be "patient" with regards to starting the process of bringing interest rates to normal levels. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Nine of the ten sectors in the Russell 2500 Index posted positive absolute returns during the period. Strong performers included the Utilities (+23.6%), Healthcare (+21.9%), and Telecommunication Services (+20.1%) sectors, while the Energy (-30.3%), Industrials (+1.3%) and Materials (+2.9%) sectors lagged on a relative basis.

The Fund’s relative underperformance was driven by weak stock selection, particularly in the Materials, Healthcare, and Energy sectors. This was partially offset by stronger stock selection in the Information Technology, Industrials, and Telecommunication Services sectors. Overall sector positioning contributed to relative returns during the period due in part to an overweight allocation to the Healthcare sector; an overweight to the Energy sector detracted. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The largest detractors from performance relative to the Russell 2500 Index during the period were Barrett Business (Industrials), Nu Skin Enterprises (Consumer Staples), and Helmerich & Payne (Energy). Over the period, shares of Barrett Business, a provider of business management solutions, underperformed as a result of weak first-quarter results and an announcement of a higher-than-expected workers' compensation reserve charge, which is money set aside to pay claims. Shares of Nu Skin Enterprises, a personal care and nutritional supplement company specializing in anti-aging treatments, underperformed due to concerns over an investigation by Chinese authorities into the company’s business practices in the country, a major source of its revenue. Shares of Helmerich & Payne, an energy exploration and production company, fell due to weak earnings guidance based on plunging oil prices. US Silica Holdings (Energy) also detracted on an absolute basis during the period.

The largest contributors to relative performance during the period were Alaska Air (Industrials), Pilgrim’s Pride (Consumer Staples), and Westar Energy (Utilities). Shares of Alaska Air, a holding company of passenger air carriers, rose as the company maintained a strong balance sheet, improved cash flows and expanded profit margins over the period. Shares of Pilgrim’s Pride, a chicken producer, rose following its acquisition of Hilshire Brands, a leading producer of packaged meat, which is expected to further increase their brand reach and product diversity. Westar Energy, an electric utility company that generates, transmits, and distributes electricity, saw shares rise on higher-than-expected earnings primarily due to higher prices and lower operating and maintenance costs at the company’s power plants. Skyworks Solutions (Information Technology) also contributed on an absolute basis during the period.

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

3

Hartford Small/Mid Cap Equity HLS Fund
Manager Discussion – (continued)
December 31, 2014 (Unaudited)

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary and Information Technology sectors and most underweight the Utilities and Consumer Staples sectors, relative to the Russell 2500 Index.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.5%
Consumer Staples	2.2
Energy	3.1
Financials	23.3
Health Care	11.6
Industrials	15.3
Information Technology	15.8
Materials	6.4
Services	1.0
Utilities	3.9
Total	99.1%
Short-Term Investments	0.5
Other Assets and Liabilities	0.4
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.1%
	Automobiles and Components - 0.9%
8	Cooper Tire & Rubber Co.	$260
6	Lear Corp.	559
3	Strattec Strategy	240
		1,059
	Banks - 3.4%
8	Banco Latinoamericano de Comercio Exterior S.A. ADR	229
59	Fifth Third Bancorp	1,209
12	Hanmi Financial Corp.	260
18	Home Loan Servicing Solutions Ltd.	346
22	Huntington Bancshares, Inc.	226
62	KeyCorp	867
8	MainSource Financial Group, Inc.	165
16	Oriental Financial Group, Inc.	258
54	Regions Financial Corp.	570
		4,130
	Capital Goods - 8.4%
7	AAON, Inc.	150
9	AGCO Corp.	420
6	American Railcar Industries, Inc.	322
9	American Woodmark Corp. ●	376
11	Argan, Inc.	353
10	Brady Corp. Class A	260
11	Douglas Dynamics, Inc.	234
7	Engility Holdings, Inc. ●	298
22	Enphase Energy, Inc. ●	316
12	Fluor Corp.	700
3	Huntington Ingalls Industries, Inc.	326
4	Hyster-Yale Materials Handling, Inc.	315
5	Lindsay Corp.	466
49	Meritor, Inc. ●	739
4	Moog, Inc. Class A ●	311
7	Regal-Beloit Corp.	541
10	Spirit Aerosystems Holdings, Inc. ●	430
17	Taser International, Inc. ●	460
2	Teledyne Technologies, Inc. ●	247
6	Timken Co.	239
7	Toro Co.	433
13	Trex Co., Inc. ●	558
13	Trinity Industries, Inc.	359
6	United Rentals, Inc. ●	571
4	Wabco Holdings, Inc. ●	451
7	Woodward, Inc.	330
		10,205
	Commercial and Professional Services - 3.8%
9	Barrett Business Services, Inc.	256
10	Brink's Co.	237
8	Deluxe Corp.	479
6	Dun & Bradstreet Corp.	774
8	Korn/Ferry International ●	239
24	Pitney Bowes, Inc.	587
12	Quad Graphics, Inc.	278
11	Quintiles Transnational Holdings ●	655
26	R.R. Donnelley & Sons Co.	432
19	RPX Corp. ●	263
3	UniFirst Corp.	413
		4,613
	Consumer Durables and Apparel - 3.4%
5	CSS Industries, Inc.	141
4	Fossil Group, Inc. ●	487
9	Helen of Troy Ltd. ●	578
24	Nautilus Group, Inc. ●	358
1	NVR, Inc. ●	1,224
2	Polaris Industries, Inc.	236
120	Quiksilver, Inc. ●	265
8	Skechers USA, Inc. Class A ●	437
6	Steven Madden Ltd. ●	201
8	Vince Holding Corp. ●	209
		4,136
	Consumer Services - 4.6%
9	American Public Education, Inc. ●	313
20	Bridgepoint Education, Inc. ●	226
17	Brinker International, Inc.	974
2	Buffalo Wild Wings, Inc. ●	325
4	Capella Education Co.	307
5	Choice Hotels International, Inc.	258
4	DeVry Education Group, Inc.	185
9	Domino's Pizza, Inc.	847
28	International Speedway Corp. Class A	877
5	Marriott Vacations Worldwide Corp.	350
5	Outerwall, Inc. ●	376
36	Ruby Tuesday, Inc. ●	247
4	Strayer Education, Inc. ●	312
		5,597
	Diversified Financials - 2.4%
55	Apollo Investment Corp.	410
17	EZCORP, Inc. ●	195
8	Marcus & Millichap, Inc. ●	263
8	Nelnet, Inc.	366
48	New Mountain Finance Corp.	710
17	Solar Capital Ltd.	306
8	Springleaf Holdings, Inc. ●	278
5	World Acceptance Corp. ●	357
		2,885
	Energy - 3.1%
19	Alon USA Energy, Inc.	238
21	Bill Barrett Corp. ●	236
3	Carrizo Oil & Gas, Inc. ●	137
7	CVR Energy, Inc.	252
8	Geospace Technologies Corp. ●	205
3	Helmerich & Payne, Inc.	170
6	Matrix Service Co. ●	138
7	Newfield Exploration Co. ●	176
16	Pacific Ethanol, Inc. ●	169
2	REX American Resources Corp. ●	149
4	Unit Corp. ●	136
63	Vaalco Energy, Inc. ●	288
18	Valero Energy Corp.	913
8	Western Refining, Inc.	309
18	WPX Energy, Inc. ●	211
		3,727
	Food and Staples Retailing - 0.6%
5	Andersons (The), Inc.	260
59	Rite Aid Corp. ●	444
		704
	Food, Beverage and Tobacco - 1.1%
2	Ingredion, Inc.	136
31	Pilgrim's Pride Corp. ●	1,023
3	Universal Corp.	136
		1,295

The accompanying notes are an integral part of these financial statements.

5

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.1% - (continued)
	Health Care Equipment and Services - 4.3%
6	Aetna, Inc.	$497
11	Anika Therapeutics, Inc. ●	444
6	Centene Corp. ●	644
5	Computer Programs & Systems, Inc.	328
7	Ensign Group, Inc.	320
10	Health Net, Inc. ●	541
5	ICU Medical, Inc. ●	393
5	Magellan Health, Inc. ●	300
8	Orthofix International N.V. ●	247
37	Quality Systems, Inc.	578
7	SurModics, Inc. ●	161
11	Triple-S Management Corp., Class B ●	252
10	VCA, Inc. ●	483
		5,188
	Household and Personal Products - 0.5%
6	Herbalife Ltd.	219
4	Usana Health Sciences, Inc. ●	359
		578
	Insurance - 5.5%
6	AmTrust Financial Services, Inc.	332
9	Assurant, Inc.	602
10	Axis Capital Holdings Ltd.	532
10	Endurance Specialty Holdings Ltd.	580
4	Everest Re Group Ltd.	698
9	FBL Financial Group Class A	546
6	Federated National Holding Co.	155
18	Greenlight Capital Re Ltd. Class A ●	601
29	MBIA, Inc. ●	277
16	Montpelier Re Holdings Ltd.	562
4	Phoenix Cos., Inc. ●	282
39	Symetra Financial Corp.	887
16	United Insurance Holdings Corp.	360
8	Validus Holdings Ltd.	312
		6,726
	Materials - 6.4%
13	Albemarle Corp.	794
8	Ashland, Inc.	946
9	Boise Cascade Co. ●	345
12	Century Aluminum Co. ●	289
9	Clearwater Paper Corp. ●	596
12	Domtar Corp.	475
5	Eagle Materials, Inc.	369
53	Gold Resource Corp.	178
20	Graphic Packaging Holding Co. ●	268
7	Huntsman Corp.	151
37	Kronos Worldwide, Inc.	477
10	PolyOne Corp.	375
6	Reliance Steel & Aluminum	355
31	Resolute Forest Products ●	539
9	Sonoco Products Co.	411
5	Stepan Co.	200
33	Stillwater Mining Co. ●	492
11	United States Steel Corp.	303
8	US Silica Holdings, Inc.	200
		7,763
	Media - 0.3%
18	Global Sources Ltd. ●	115
7	Scholastic Corp.	258
		373
	Pharmaceuticals, Biotechnology and Life Sciences - 7.3%
27	Achillion Pharmaceuticals, Inc. ●	327
32	Affymetrix, Inc. ●	314
16	Anacor Pharmaceuticals, Inc. ●	500
6	Bio-Rad Laboratories, Inc. Class A ●	675
6	BioSpecifics Technologies Corp. ●	244
6	Bruker Corp. ●	124
9	Cambrex Corp. ●	199
24	DepoMed, Inc. ●	380
7	Hyperion Therapeutics, Inc. ●	168
14	Impax Laboratories, Inc. ●	435
18	Infinity Pharmaceuticals, Inc. ●	304
7	Lannet, Inc. ●	279
4	Ligand Pharmaceuticals, Inc. Class B ●	207
34	Merrimack Pharmaceuticals, Inc. ●	382
3	Myriad Genetics, Inc. ●	116
27	Nektar Therapeutics ●	417
21	Omeros Corp. ●	513
10	Ophthotech Corp. ●	449
8	PAREXEL International Corp. ●	450
98	PDL Biopharma, Inc.	757
1	Puma Biotechnology, Inc. ●	246
10	Sagent Pharmaceuticals, Inc. ●	250
25	Sciclone Pharmaceuticals, Inc. ●	218
7	United Therapeutics Corp. ●	880
		8,834
	Real Estate - 12.0%
15	AG Mortgage Investment Trust, Inc. REIT	277
35	American Capital Mortgage Investment Corp. REIT	658
56	Brandywine Realty Trust REIT	892
64	Capstead Mortgage Corp. REIT	788
58	Chambers Street Properties	467
12	Equity Commonwealth	305
18	Equity Lifestyle Properties, Inc. REIT	938
20	First Potomac Realty Trust REIT	252
11	Franklin Street Properties Corp. REIT	130
23	Government Properties Income Trust REIT	531
14	Hatteras Financial Corp. REIT	252
8	Hospitality Properties Trust REIT	251
5	Jones Lang LaSalle, Inc.	780
63	Mack-Cali Realty Corp. REIT	1,195
28	MFA Mortgage Investments, Inc. REIT	227
20	New Residential Investment Corp. ●	256
23	NorthStar Realty Finance Corp.	411
26	Pennsylvania REIT	615
11	PennyMac Mortgage Investment Trust REIT	239
79	Piedmont Office Realty Trust, Inc.	1,492
100	Resource Capital Corp. REIT	504
77	Retail Properties of America, Inc.	1,287
8	Sabra Healthcare REIT, Inc.	237
20	Select Income REIT	479
19	St. Joe Co. ●	347
47	Two Harbors Investment Corp. REIT	474
16	Western Asset Mortgage Capital Corp. REIT	241
		14,525
	Retailing - 7.3%
5	Abercrombie & Fitch Co. Class A	129
10	ANN, Inc. ●	372
12	Big Lots, Inc.	472
12	Buckle (The), Inc.	635
9	Burlington Stores, Inc. ●	447

The accompanying notes are an integral part of these financial statements.

6

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.1% - (continued)
	Retailing - 7.3% - (continued)
10	Cato Corp.	$422
8	Dillard's, Inc.	976
16	Finish Line (The), Inc.	382
13	Foot Locker, Inc.	702
26	Francescas Holding Corp. ●	438
34	Nutrisystem, Inc.	663
25	Overstock.com, Inc. ●	604
14	Select Comfort Corp. ●	384
4	Ulta Salon, Cosmetics & Fragrances, Inc. ●	550
13	Urban Outfitters, Inc. ●	453
11	Williams-Sonoma, Inc.	848
9	Zumiez, Inc. ●	337
		8,814
	Semiconductors and Semiconductor Equipment - 2.6%
5	Ambarella, Inc. ●	239
52	Amkor Technology, Inc. ●	366
16	Integrated Device Technology, Inc. ●	306
21	Kulicke & Soffa Industries, Inc. ●	299
11	Photronics, Inc. ●	94
22	Rambus, Inc. ●	239
27	RF Micro Devices, Inc. ●	450
14	Skyworks Solutions, Inc.	1,018
3	Synaptics, Inc. ●	220
		3,231
	Software and Services - 8.8%
6	Amdocs Ltd.	275
18	Aspen Technology, Inc. ●	613
34	AVG Technologies N.V. ●	675
14	CA, Inc.	418
24	Carbonite, Inc. ●	338
26	Convergys Corp.	522
10	CSG Systems International, Inc.	251
5	CyrusOne, Inc.	133
4	DST Systems, Inc.	395
7	EPAM Systems, Inc. ●	320
4	ePlus, Inc. ●	270
36	Global Cash Access, Inc. ●	259
17	Liquidity Services, Inc. ●	138
9	Logmein, Inc. ●	434
9	Mantech International Corp. Class A	257
7	MAXIMUS, Inc.	395
36	Mentor Graphics Corp.	787
13	Netscout Systems, Inc. ●	457
14	Pegasystems, Inc.	282
8	Rovi Corp. ●	178
5	Science Applications International Corp.	233
10	Solarwinds, Inc. ●	503
33	Synopsys, Inc. ●	1,448
16	Take-Two Interactive Software, Inc. ●	451
22	VASCO Data Security International, Inc. ●	607
		10,639
	Technology Hardware and Equipment - 4.4%
12	Arris Group, Inc. ●	376
9	Arrow Electronics, Inc. ●	544
15	Aruba Networks, Inc. ●	274
12	Avnet, Inc.	512
65	Brocade Communications Systems, Inc.	766
3	Comtech Telecommunications Corp.	99
12	Ingram Micro, Inc. ●	323
11	Jabil Circuit, Inc.	240
12	Lexmark International, Inc.	491
7	Methode Electronics, Inc.	245
6	Palo Alto Networks, Inc. ●	711
10	Sanmina Corp. ●	235
74	Sonus Networks, Inc. ●	294
3	Zebra Technologies Corp. Class A ●	267
		5,377
	Telecommunication Services - 1.0%
55	Frontier Communications Co.	367
18	Inteliquent, Inc.	355
21	Telephone & Data Systems, Inc.	541
		1,263
	Transportation - 3.1%
29	Alaska Air Group, Inc.	1,748
6	ArcBest Corp.	283
10	Avis Budget Group, Inc. ●	663
4	Spirit Airlines, Inc. ●	287
17	Swift Transportation Co. ●	495
10	Werner Enterprises, Inc.	315
		3,791
	Utilities - 3.9%
124	Atlantic Power Corp.	335
40	Great Plains Energy, Inc.	1,145
12	New Jersey Resources Corp.	704
14	Pinnacle West Capital Corp.	936
40	Westar Energy, Inc.	1,662
		4,782
	Total Common Stocks
	( Cost $104,295)	$120,235

	Total Long-Term Investments
	(Cost $104,295)	$120,235

Short-Term Investments - 0.5%
Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $1, collateralized by U.S. Treasury Note 0.75%, 2018, value of $1)
$1	0.05%, 12/31/2014	$1
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $3, collateralized by U.S. Treasury Note 2.50%, 2024, value of $3)
3	0.07%, 12/31/2014	3
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $73,
collateralized by U.S. Treasury Bond 3.88% -
5.25%, 2029 - 2040, U.S. Treasury Note 0.25% -
	4.63%, 2015 - 2022, value of $74)
72	0.06%, 12/31/2014	72
Bank of Montreal TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $32,
collateralized by FHLMC 2.00% - 5.50%, 2019 -
2044, FNMA 2.00% - 4.00%, 2024 - 2042,
GNMA 3.00%, 2043, U.S. Treasury Bill 0.07%,
	2015, value of $32)
32	0.07%, 12/31/2014	32

The accompanying notes are an integral part of these financial statements.

7

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 0.5% - (continued)
Repurchase Agreements - 0.5% - (continued)
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $78,
collateralized by U.S. Treasury Bond 3.63%,
2043, U.S. Treasury Note 0.88% - 2.00%, 2017 -
	2020, value of $79)
$78	0.05%, 12/31/2014		$78
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $139, collateralized by U.S. Treasury
Bond 3.63% - 9.88%, 2015 - 2043, U.S.
Treasury Note 0.25% - 2.75%, 2015 - 2022,
	value of $142)
139	0.06%, 12/31/2014		139
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $23, collateralized by FHLMC 2.00% -
10.50%, 2015 - 2047, FNMA 2.00% - 9.50%,
2015 - 2049, GNMA 2.50% - 10.00%, 2016 -
	2055, value of $23)
22	0.12%, 12/31/2014		22
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $6, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $6)
6	0.07%, 12/31/2014		6
Societe Generale TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of $66,
collateralized by U.S. Treasury Bond 8.75%,
2020, U.S. Treasury Note 0.25% - 2.88%, 2015 -
	2022, value of $67)
66	0.07%, 12/31/2014		66
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $141, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $144)
141	0.08%, 12/31/2014		141
			560
	Total Short-Term Investments
	(Cost $560)		$560

	Total Investments
	(Cost $104,855) ▲	99.6%	$120,795
	Other Assets and Liabilities	0.4%	513
	Total Net Assets	100.0%	$121,308

The accompanying notes are an integral part of these financial statements.

8

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $104,916 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,687
Unrealized Depreciation	(4,808)
Net Unrealized Appreciation	$15,879

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$120,235	$120,235	$—	$—
Short-Term Investments	560	—	560	—
Total	$120,795	$120,235	$560	$—

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

Hartford Small/Mid Cap Equity HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $104,855)	$120,795
Foreign currency on deposit with custodian (cost $3)	3
Receivables:
Investment securities sold	7,207
Fund shares sold	5
Dividends and interest	250
Total assets	128,260
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	6,818
Fund shares redeemed	89
Investment management fees	22
Distribution fees	1
Accrued expenses	20
Total liabilities	6,952
Net assets	$121,308
Summary of Net Assets:
Capital stock and paid-in-capital	$86,159
Undistributed net investment income	1,497
Accumulated net realized gain	17,712
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	15,940
Net assets	$121,308
Shares authorized	900,000
Par value	$0.001
Class IA: Net asset value per share	$9.47
Shares outstanding	10,354
Net assets	$98,069
Class IB: Net asset value per share	$9.41
Shares outstanding	2,469
Net assets	$23,239

The accompanying notes are an integral part of these financial statements.

11

Hartford Small/Mid Cap Equity HLS Fund
Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$2,652
Interest	—
Less: Foreign tax withheld	(6)
Total investment income, net	2,646

Expenses:
Investment management fees	1,030
Transfer agent fees	5
Distribution fees - Class IB	59
Custodian fees	—
Accounting services fees	18
Board of Directors' fees	4
Audit fees	13
Other expenses	25
Total expenses (before fees paid indirectly)	1,154
Commission recapture	—
Total fees paid indirectly	—
Total expenses, net	1,154
Net Investment Income	1,492

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	17,796
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Foreign Currency Transactions	17,796

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(13,114)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments	(13,114)
Net Gain on Investments and Foreign Currency Transactions	4,682
Net Increase in Net Assets Resulting from Operations	$6,174

The accompanying notes are an integral part of these financial statements.

12

Hartford Small/Mid Cap Equity HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$1,492	$2,170
Net realized gain on investments and foreign currency transactions	17,796	23,511
Net unrealized appreciation (depreciation) of investments	(13,114)	18,801
Net Increase in Net Assets Resulting from Operations	6,174	44,482
Distributions to Shareholders:
From net investment income
Class IA	(1,611)	(1,547)
Class IB	(275)	(296)
Total from net investment income	(1,886)	(1,843)
From net realized gain on investments
Class IA	(19,561)	(7,572)
Class IB	(4,152)	(1,784)
Total from net realized gain on investments	(23,713)	(9,356)
Total distributions	(25,599)	(11,199)
Capital Share Transactions:
Class IA
Sold	4,270	25,596
Issued on reinvestment of distributions	21,172	9,119
Redeemed	(28,638)	(50,695)
Total capital share transactions	(3,196)	(15,980)
Class IB
Sold	4,653	8,350
Issued on reinvestment of distributions	4,427	2,080
Redeemed	(8,908)	(15,089)
Total capital share transactions	172	(4,659)
Net decrease from capital share transactions	(3,024)	(20,639)
Net Increase (Decrease) in Net Assets	(22,449)	12,644
Net Assets:
Beginning of period	143,757	131,113
End of period	$121,308	$143,757
Undistributed (distributions in excess of) net investment income	$1,497	$2,142
Shares:
Class IA
Sold	398	2,510
Issued on reinvestment of distributions	2,262	903
Redeemed	(2,708)	(4,959)
Total share activity	(48)	(1,546)
Class IB
Sold	483	836
Issued on reinvestment of distributions	476	207
Redeemed	(839)	(1,492)
Total share activity	120	(449)

The accompanying notes are an integral part of these financial statements.

13

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements
December 31, 2014
(000’s Omitted)

Organization:

Hartford Small/Mid Cap Equity HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB and Class IC shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee. Class IC shares have not commenced operations as of the date of this report.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated

14

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the

15

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which is included in the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

16

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2014.

17

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$17,388	$8,399
Long-Term Capital Gains*	8,211	2,800

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$3,381
Undistributed Long-Term Capital Gain	15,889
Unrealized Appreciation*	15,879
Total Accumulated Earnings	$35,149

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(251)
Accumulated Net Realized Gain (Loss)	251

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $2 billion	0.7000%
On next $2 billion	0.6900%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended December 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2014
Class IA	0.85%
Class IB	1.10

20

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$139,119	$—	$139,119
Sales Proceeds	165,779	—	165,779

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

22

Hartford Small/Mid Cap Equity HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2014
IA	$11.29	$0.13	$0.43	$0.56	$(0.18)	$(2.20)	$(2.38)	$9.47	5.22%	$98,069	0.85%	0.85%	1.20%
IB	11.22	0.10	0.44	0.54	(0.15)	(2.20)	(2.35)	9.41	5.00	23,239	1.10	1.10	0.96

For the Year Ended December 31, 2013
IA	$8.90	$0.16	$3.08	$3.24	$(0.14)	$(0.71)	$(0.85)	$11.29	37.51%	$117,395	0.85%	0.85%	1.58%
IB	8.85	0.13	3.07	3.20	(0.12)	(0.71)	(0.83)	11.22	37.08	26,362	1.10	1.10	1.32

For the Year Ended December 31, 2012 (D)
IA	$8.93	$0.15	$1.21	$1.36	$(0.06)	$(1.33)	$(1.39)	$8.90	15.87%	$106,339	0.88%	0.88%	1.57%
IB	8.88	0.13	1.20	1.33	(0.03)	(1.33)	(1.36)	8.85	15.58	24,774	1.13	1.13	1.26

For the Year Ended December 31, 2011 (D)
IA	$9.85	$0.06	$(0.23)	$(0.17)	$—	$(0.75)	$(0.75)	$8.93	(1.13)%	$107,762	0.87%	0.87%	0.60%
IB	9.83	0.04	(0.24)	(0.20)	—	(0.75)	(0.75)	8.88	(1.38)	28,441	1.12	1.12	0.34

For the Year Ended December 31, 2010 (D)
IA	$7.88	$0.07	$1.96	$2.03	$(0.06)	$—	$(0.06)	$9.85	25.83%	$136,913	0.87%	0.87%	0.82%
IB	7.86	0.05	1.96	2.01	(0.04)	—	(0.04)	9.83	25.52	38,008	1.12	1.12	0.59

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	108%
For the Year Ended December 31, 2013	128
For the Year Ended December 31, 2012	150
For the Year Ended December 31, 2011	196
For the Year Ended December 31, 2010	300

23

Report of independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Small/Mid Cap HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Small/Mid Cap HLS Fund of the Hartford HLS Series Fund II, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 13, 2015

24

Hartford Small/Mid Cap Equity HLS Fund
Directors and Officers (Unaudited)

 The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

25

Hartford Small/Mid Cap Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

26

Hartford Small/Mid Cap Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Small/Mid Cap Equity HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,012.80	$4.31	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class IB	$1,000.00	$1,011.30	$5.58	$1,000.00	$1,019.66	$5.60	1.10	184	365

28

Hartford Small/Mid Cap Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management

29

Hartford Small/Mid Cap Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

30

Hartford Small/Mid Cap Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services.

31

Hartford Small/Mid Cap Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

Hartford Small/Mid Cap Equity HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

33

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS
P.O. Box 14293
Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-SMC14 2-15     113553-4         Printed in U.S.A.

HARTFORDFUNDS

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Nearly six years into a bull market, U.S. equities (as represented by the S&P 500 Index ) notched another positive year in 2014, finishing with a 13.69% gain. Progress was smooth for most of the year, with stocks generally rising amid little volatility. In the fourth quarter, however, the price of oil declined by nearly 40%, returning volatility to the market and paring some of the year’s returns.

As we enter 2015, the price of oil will likely continue playing an important role in market progress, as its effects are widespread. If prices remain low, consumers should benefit by paying less at the gas pump, which increases the amount of money available for discretionary spending. In contrast, low prices may be a detriment to the oil and natural gas industry in the U.S., as well as to the economies of countries that rely more heavily on oil exports.

Central-bank policies will also continue to influence the markets. The U.S. economy has continued to show self-sustaining growth, which has prompted the U.S. Federal Reserve to wind down the quantitative easing programs it initiated after the global financial crisis. In addition, gradual increases in interest rates are expected to begin in 2015, another sign of positive recovery and a return to pre-crisis policy. But in Europe, a slow recovery and fears of deflation have prompted the start of European Central Bank’s own version of quantitative easing to spur growth.

The final weeks of 2014 provided a stark reminder of how unpredictable market movements can be, and how important it is to maintain a diversified portfolio that’s in line with your time horizon and risk tolerance. As we begin 2015, take time to review your portfolio and your overall investment strategy with your financial advisor.

With more than 40 mutual-fund strategies that span a variety of asset classes and investment goals, your financial advisor can work with you to choose options within our fund family that can help you navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford U.S. Government Securities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford U.S. Government Securities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Performance Overview 12/31/04 - 12/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
U.S. Government Securities IA	2.81%	2.67%	2.60%
U.S. Government Securities IB	2.59%	2.41%	2.34%
Barclays Intermediate Government Bond Index	2.52%	2.78%	3.76%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.49% and 0.74%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford U.S. Government Securities HLS Fund
Manager Discussion
December 31, 2014 (Unaudited)

Portfolio Manager
Michael F. Garrett
Senior Managing Director and Fixed Income Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford U.S. Government Securities HLS Fund returned 2.81% for the twelve-month period ended December 31, 2014, outperforming the Fund’s benchmark, the Barclays Intermediate Government Bond Index, which returned 2.52% for the same period. The Fund underperformed the 3.96% average return of the Lipper Intermediate U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues.

Why did the Fund perform this way?

The bond market produced another year of positive total returns fueled by falling global interest rates amid weakening global growth and persistent geopolitical risks. Falling commodity prices, triggered by oil’s largest annual decline since the financial crisis, pushed inflation lower across the globe, stirring up fears of deflation in some regions. Government bond prices gained amid investors moving capital to less risky investment vehicles and expectations that the combination of subpar growth and low inflation would keep central banks’ monetary policy accommodative.

The year was characterized by a divergence of economic performance and monetary policy between the U.S. and the rest of the world. The U.S. economy demonstrated resilience at the same time as growth rates in many world economies slowed significantly. The U.S. economy got off to a rough start in 2014 as bad weather hindered growth in the first quarter, but quickly rebounded and went on to post its strongest growth in over a decade in the third quarter due to gains in consumer and business spending. U.S. job growth continued at a steady pace and the unemployment rate declined to a six-year low. Consumer confidence inched higher over the period, supported by an improving labor market, and later buoyed by lower gasoline prices. The housing recovery progressed in fits and starts during the year and home prices moderated after posting a strong gain in calendar year 2013.

Global central banks such as the European Central Bank (ECB) and Bank of Japan (BOJ) adopted more accommodative policy stances in attempts to prop up their respective economies and avert deflation. The U.S. Federal Reserve (Fed) ended its quantitative easing program, which began in 2008, reflecting its confidence in the U.S. economic recovery despite the global slowdown. The Fed took another step in December towards bringing interest rates to normal levels by replacing a pledge to keep borrowing costs low for a “considerable time” with a message of patience.

Developed market bond yields fell on the year as global economic fears kept central banks’ monetary policy accommodative. European government bond yields in particular hit record lows on expectations of ECB sovereign quantitative easing. In the U.S., the Treasury yield curve flattened; longer-term interest rates declined, aided by demand for safe-haven assets and the outlook for slow inflation, while shorter-dated Treasury yields rose in anticipation of tighter Fed monetary policy. Globally, most spread sectors posted positive absolute returns while performance was mixed relative to duration-equivalent government bonds. In particular, among the weaker fixed income sectors were high yield and bank loans, where spreads widened considerably during the fourth quarter due to falling oil prices and its impact on the energy sector. Within investment grade credit, spreads widened modestly and posted negative excess returns. The outperformance of the U.S. compared to its global counterparts led to rising volatility and a broad U.S.-dollar rally in the currency markets with the U.S. dollar index hitting an eight-year high in December.

Out-of-benchmark allocations to Mortgage Backed Securities (MBS) and Asset Backed Securities (ABS) were the main drivers of outperformance relative to the Barclays Intermediate Government Bond Index over the period. Specifically within MBS, allocations to 30-year Fannie Mae pass-throughs, agency Collateralized Mortgage Obligations (CMOs) and non-agency Residential Mortgage-Backed Securities (RMBS) contributed to the Fund’s relative outperformance. Within ABS, exposure to auto and equipment deals contributed to relative returns over the period. Additionally, an out-of-benchmark allocation to Commercial Mortgage Backed Securities (CMBS) contributed to outperformance relative to the Barclays Intermediate Government Bond Index over the period. On the other hand, the Fund’s allocation to U.S. TIPS detracted from relative returns as inflation expectations, measured by breakeven rates, fell over the period. We use Treasury futures and interest rate swaps to manage duration and yield curve exposures; overall these components had a positive impact on relative performance.

What is the outlook?

We expect positive U.S. growth in 2015, supported by robust consumer incomes and solid job gains. In our view, the slide in oil prices should boost discretionary spending in the first half of 2015 as headline inflation, which is inflation as reported through the Consumer Price Index (CPI), dips into negative territory. After posting strong gains last year, we believe that investment spending will likely slow, particularly in energy. Residential real estate fundamentals still appear constructive. While home price levels have met our expectations to-date, the rate of appreciation peaked earlier

3

Hartford U.S. Government Securities HLS Fund
Manager Discussion – (continued)
December 31, 2014 (Unaudited)

than we expected after a strong start to 2014. As a result, we have tempered our expectations for home price growth in 2015. Overall, we believe home price appreciation is trending down and should still settle in the mid-single digit range. This is still above trend growth and indicative of a healthy, normalizing housing market.

Worries over the global growth trajectory and risks of deflation in some regions have bolstered expectations that the Fed could keep rates low for longer. However, we still expect the Fed will take domestic considerations into account when deciding to raise rates for the first time. The Fed has said that any rate increase will be data dependent. We believe the Federal Open Market Committee is on track to raise rates in 2015 as long as core inflation, which is inflation measured excluding CPI items that have volatile prices, holds steady and the labor market continues to improve.

We remain tactically cautious on the MBS sector. Spreads remain tight relative to their history and a continued increase in volatility from what have been very low levels could cause spreads to widen. Our expectations for spread widening are constrained, since over the longer term increases in the relative supply of Treasuries should support MBS. In addition, we expect that the relative attractiveness of the U.S. rate structure compared to other developed markets should drive demand from international buyers. We favor assets that have more attractive risk profiles, such as Fannie Mae Delegated Underwriting and Servicing bonds, which we believe should perform better in a rising-volatility environment. We also favor conventionals over Ginnie Maes, and are positioned for further flattening of the yield curve.

We remain positive on the non-agency RMBS sector, despite the fact that the strongest of the factors leading to growth supporting its robust performance over the last few years appear to be lessening. Spreads have tightened substantially in the wake of the global financial crisis; however, we still believe the sector is attractively valued versus other credit markets, especially given our assessment of the relative risks. We continue to expect home-price appreciation to moderate to more normal levels this year, but mid-single-digit gains should continue to support the sector. Regulators are continuing to slowly expand mortgage-credit availability and loosen credit standards, which we believe should support the housing market.

Our outlook on CMBS has moved to neutral from positive, primarily due to changes in relative valuations. Fundamentals remain positive, as the sector continues to be supported by the recovering economy, a better lending environment for commercial real estate, and a manageable near-term loan-maturity schedule. Underwriting standards appear to continue to deteriorate, which requires us to be judicious in security selection, both within and across deals. Rising interest rates are a risk factor that we continue to monitor.

Going forward, we are optimistic that continued economic improvement will benefit consumers, including subprime consumers, which we believe will be supportive for the ABS sector. We believe the employment picture continues to improve, and falling energy prices should disproportionately benefit subprime borrowers, as well as support auto residual values. In addition, we also believe the economic environment should continue to be supportive for corporate credit and we are selectively invested in collateralized loan obligations (CLOs).

Diversification by Security Type

as of December 31, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	17.3%
Municipal Bonds	0.5
U.S. Government Agencies	41.6
U.S. Government Securities	41.2
Total	100.6%
Short-Term Investments	8.7
Other Assets and Liabilities	(9.3)
Total	100.0%

Credit Exposure

as of December 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	45.2%
Aa/ AA	48.0
A	3.1
Baa/ BBB	1.6
B	0.7
Caa/ CCC or Lower	0.5
Not Rated	1.5
Short-Term Instruments	8.7
Other Assets and Liabilities	(9.3)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

4

Hartford U.S. Government Securities HLS Fund
Schedule of Investments
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 17.3%
	Finance and Insurance - 16.7%
	Apidos CLO
$3,385	1.71%, 04/17/2026 ■Δ	$3,367
	Ares CLO Ltd.
4,755	1.62%, 04/20/2023 ■Δ	4,623
3,135	1.76%, 04/17/2026 ■Δ	3,121
	Avalon IV Capital Ltd.
1,205	2.08%, 04/17/2023 ■Δ	1,187
	Cabela's Master Credit Card Trust
4,180	0.60%, 07/15/2022 Δ	4,166
	Cal Funding II Ltd.
3,964	3.47%, 10/25/2027 ■	3,985
	Capital Automotive Receivables Asset Trust
2,595	2.22%, 01/22/2019	2,619
	Carfinance Capital Automotive Trust
550	1.65%, 07/17/2017 ■	551
	Credit Acceptance Automotive Loan Trust
3,595	2.21%, 09/15/2020 ■	3,621
3,345	2.29%, 04/15/2022 ■	3,348
	Dryden Senior Loan Fund
4,085	1.58%, 04/18/2026 ■Δ	4,039
	Flatiron CLO Ltd.
2,000	2.13%, 07/17/2026 ■Δ	1,971
	Ford Credit Floorplan Master Owner Trust
695	2.32%, 01/15/2017 Δ	707
	FREMF Mortgage Trust
2,050	3.95%, 06/25/2047 ■Δ	2,114
	Huntington Automotive Trust
1,240	1.07%, 02/15/2018	1,242
	ING Investment Management CLO Ltd.
3,400	2.08%, 03/14/2022 ■Δ	3,350
	JP Morgan Mortgage Trust
3,718	3.00%, 09/25/2044 ■	3,760
	Limerock CLO
3,400	1.73%, 04/18/2026 ■Δ	3,376
	Madison Park Funding Ltd.
1,420	2.64%, 01/27/2026 ■Δ	1,420
	Magnetite CLO Ltd.
2,990	2.23%, 07/25/2026 ■Δ	2,911
	Master Asset Backed Securities Trust
212	2.87%, 05/25/2033 Δ	207
	Morgan Stanley ABS Capital I
1,259	1.67%, 11/25/2032 Δ	1,244
	Morgan Stanley Dean Witter Capital I
2,890	1.70%, 03/25/2033 Δ	2,690
	Nationstar Agency Advance Funding Trust
1,815	1.89%, 02/18/2048 ■	1,775
	Sequoia Mortgage Trust
2,713	0.40%, 02/20/2035 Δ	2,595
	SpringCastle America Funding LLC
4,135	2.70%, 05/25/2023 ■	4,129
	Springleaf Funding Trust
2,890	2.41%, 12/15/2022 ■	2,888
	Springleaf Mortgage Loan Trust
3,204	1.27%, 06/25/2058 ■	3,193
3,069	1.57%, 12/25/2059 ■	3,067
	Structured Asset Securities Corp.
1,500	1.67%, 02/25/2033 Δ	1,460
	Thornburg Mortgage Securities Trust
3,658	2.24%, 04/25/2045 Δ	3,674
	Voya CLO Ltd.
1,370	1.68%, 07/17/2026 ■Δ	1,363
	WaMu Mortgage Pass-Through Certificates
2,451	2.14%, 03/25/2033 Δ	2,441
2,794	2.33%, 10/25/2035 Δ	2,707
	Wells Fargo Mortgage Backed Securities Trust
2,607	2.49%, 09/25/2033 Δ	2,612
	Westlake Automobile Receivables Trust
3,675	2.24%, 04/15/2020 ■	3,680
		95,203

	Transportation Equipment Manufacturing - 0.6%
	TAL Advantage LLC
3,700	2.83%, 02/22/2038 ■	3,658

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $98,479)	$98,861

Municipal Bonds - 0.5%
	Utilities - Combined - 0.5%
	Utility Debt Securitization Auth, New York
$2,920	3.44%, 12/15/2025	$3,052

	Total Municipal Bonds
	(Cost $2,920)	$3,052

U.S. Government Agencies - 41.6%
	FHLMC - 12.2%
$5,933	0.54%, 04/25/2020 Δ	$5,932
12,177	1.57%, 01/25/2022	12,024
5,607	2.56%, 06/01/2042 Δ	5,791
6,000	3.50%, 11/15/2025	6,377
144	4.50%, 12/01/2018	152
18,882	5.50%, 05/15/2033 Ф	20,386
6,549	5.50%, 06/01/2034 - 12/01/2039	7,326
7,258	6.00%, 10/01/2021 - 09/01/2034	7,934
2,965	6.50%, 02/01/2017 - 09/01/2032	3,332
534	7.00%, 10/01/2026 - 11/01/2032	611
10	7.50%, 05/01/2024 - 06/01/2025	11
24	8.00%, 08/01/2024 - 10/01/2024	25
1	8.50%, 10/01/2024	1
9	10.00%, 11/01/2020	10
		69,912
	FNMA - 27.7%
8,329	1.49%, 03/01/2018	8,321
3,545	2.22%, 10/01/2022	3,508
8,266	2.25%, 10/01/2022	8,182
3,570	2.31%, 10/01/2022	3,539
2,290	2.35%, 10/01/2022	2,276
920	2.36%, 06/01/2019	937
743	2.40%, 10/01/2022	741
2,200	2.50%, 01/15/2029 ☼Ð	2,240
1,080	2.52%, 10/01/2022	1,084
2,083	2.56%, 01/01/2019	2,140
1,572	2.65%, 07/01/2019	1,614
1,297	2.72%, 05/01/2021	1,327
273	2.83%, 05/01/2021	282
18,618	3.00%, 03/01/2043 - 08/01/2043	18,860

The accompanying notes are an integral part of these financial statements.

5

Hartford U.S. Government Securities HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. Government Agencies - 41.6% - (continued)
	FNMA - 27.7% - (continued)
$64	3.05%, 10/01/2020	$67
7,914	3.11%, 10/01/2021	8,274
1,605	3.25%, 04/01/2021 - 11/01/2021	1,690
302	3.27%, 05/01/2021	319
333	3.39%, 11/01/2020	354
281	3.41%, 11/01/2020	298
14,365	3.50%, 10/01/2020 - 01/15/2044 ☼Ð	15,164
7,692	3.74%, 06/01/2018	8,185
3,900	4.00%, 01/15/2044 ☼Ð	4,162
22,400	4.50%, 01/15/2044 ☼Ð	24,315
17,629	5.00%, 08/01/2018 - 01/15/2044 ☼Ð	19,443
2,211	5.50%, 08/01/2015 - 08/01/2019	2,363
11,317	6.00%, 10/01/2023 - 02/01/2037	12,790
3,636	6.50%, 04/01/2024 - 09/01/2032	4,169
692	6.50%, 06/25/2029 Ф	769
432	7.00%, 03/01/2015 - 02/01/2032	499
16	7.50%, 06/01/2023	19
90	8.00%, 10/01/2029 - 02/01/2031	104
1	8.50%, 04/01/2017	1
26	9.00%, 08/01/2020 - 09/01/2021	26
		158,062
	GNMA - 1.7%
1,635	5.00%, 01/20/2034	1,815
1,890	5.50%, 09/20/2033	2,050
1,337	6.00%, 01/15/2033 - 02/15/2033	1,547
2,204	6.50%, 12/15/2028 - 01/15/2032	2,508
1,066	7.00%, 06/20/2030 - 10/15/2032	1,239
335	7.50%, 04/15/2022 - 04/20/2030	375
47	8.50%, 09/15/2019 - 03/15/2030	50
		9,584
	Total U.S. Government Agencies
	(Cost $231,397)	$237,558

U.S. Government Securities - 41.2%
Other Direct Federal Obligations - 20.9%
	FHLB - 20.9%
$16,335	1.75%, 12/14/2018	$16,492
20,665	4.13%, 03/13/2020	22,986
26,000	5.25%, 12/09/2022	31,220
45,500	5.38%, 05/18/2016	48,534
		119,232
U.S. Treasury Securities - 20.3%
	U.S. Treasury Notes - 20.3%
28,120	0.88%, 04/30/2017	28,153
56,175	1.50%, 01/31/2019 ‡	56,197
30,400	2.63%, 01/31/2018	31,747
		116,097
	Total U.S. Government Securities
	(Cost $231,592)	$235,329

	Total Long-Term Investments
	(Cost $564,388)	$574,800

Short-Term Investments - 8.7%
Repurchase Agreements - 8.7%
	Bank of America Merrill Lynch Repurchase Agreement (maturing on 01/02/2015 in the amount of $48, collateralized by U.S. Treasury Note 0.75%, 2018, value of $49)
$48	0.05%, 12/31/2014	$48
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $246, collateralized by U.S. Treasury Note 2.50%, 2024, value of $251)
246	0.07%, 12/31/2014	246
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $6,426, collateralized by U.S.
Treasury Bond 3.88% - 5.25%, 2029 - 2040,
U.S. Treasury Note 0.25% - 4.63%, 2015 -
	2022, value of $6,555)
6,426	0.06%, 12/31/2014	6,426
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $2,800, collateralized by FHLMC
2.00% - 5.50%, 2019 - 2044, FNMA 2.00% -
4.00%, 2024 - 2042, GNMA 3.00%, 2043, U.S.
	Treasury Bill 0.07%, 2015, value of $2,856)
2,800	0.07%, 12/31/2014	2,800
Barclays Capital TriParty Repurchase Agreement
(maturing on 01/02/2015 in the amount of
$6,883, collateralized by U.S. Treasury Bond
3.63%, 2043, U.S. Treasury Note 0.88% -
	2.00%, 2017 - 2020, value of $7,020)
6,883	0.05%, 12/31/2014	6,883
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
01/02/2015 in the amount of $12,301,
collateralized by U.S. Treasury Bond 3.63% -
9.88%, 2015 - 2043, U.S. Treasury Note
	0.25% - 2.75%, 2015 - 2022, value of $12,547)
12,301	0.06%, 12/31/2014	12,301
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $1,997, collateralized by FHLMC
2.00% - 10.50%, 2015 - 2047, FNMA 2.00% -
9.50%, 2015 - 2049, GNMA 2.50% - 10.00%,
	2016 - 2055, value of $2,036)
1,997	0.12%, 12/31/2014	1,997
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $524, collateralized by U.S. Treasury Note 0.38% - 2.13%, 2015 - 2016, value of $534)
524	0.07%, 12/31/2014	524
Societe Generale TriParty Repurchase
Agreement (maturing on 01/02/2015 in the
amount of $5,852, collateralized by U.S.
Treasury Bond 8.75%, 2020, U.S. Treasury
Note 0.25% - 2.88%, 2015 - 2022, value of
	$5,969)
5,852	0.07%, 12/31/2014	5,852

The accompanying notes are an integral part of these financial statements.

6

Hartford U.S. Government Securities HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 8.7% - (continued)
Repurchase Agreements - 8.7% - (continued)
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $12,533, collateralized by FHLMC 3.00% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2044, value of $12,784)
$12,533	0.08%, 12/31/2014		$12,533
			49,610
	Total Short-Term Investments
	(Cost $49,610)		$49,610

	Total Investments
	(Cost $613,998) ▲	109.3%	$624,410
	Other Assets and Liabilities	(9.3)%	(53,208)
	Total Net Assets	100.0%	$571,202

The accompanying notes are an integral part of these financial statements.

7

Hartford U.S. Government Securities HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At December 31, 2014, the cost of securities for federal income tax purposes was $614,059 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,057
Unrealized Depreciation	(1,706)
Net Unrealized Appreciation	$10,351

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise noted, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $70,497, which represents 12.3% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $55,715 at December 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Ð	Represents or includes a TBA transaction.

Ф	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

Cash  pledged and received as collateral in connection with derivatives at December 31, 2014:

	Pledged	Received
Futures contracts	$681	$–
Total	$681	$–

Futures Contracts Outstanding at December 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 10-Year Note Future	353	03/20/2015	$44,520	$44,759	$239	$–	$74	$–
U.S. Treasury 2-Year Note Future	61	03/31/2015	13,354	13,334	–	(20)	3	–
U.S. Treasury 30-Year Bond Future	109	03/20/2015	15,713	15,758	45	–	71	(20)
Total					$284	$(20)	$148	$(20)

* The number of contracts does not omit 000's.

TBA Sale Commitments Outstanding at December 31, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 5.50%	$5,800	01/15/2044	$6,479	$9

At December 31, 2014, the aggregate market value of these securities represents 1.1% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

Hartford U.S. Government Securities HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

9

Hartford U.S. Government Securities HLS Fund
Schedule of Investments – (continued)
December 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

December 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$98,861	$–	$83,607	$15,254
Municipal Bonds	3,052	–	3,052	–
U.S. Government Agencies	237,558	–	237,558	–
U.S. Government Securities	235,329	–	235,329	–
Short-Term Investments	49,610	–	49,610	–
Total	$624,410	$–	$609,156	$15,254
Futures *	$284	$284	$–	$–
Total	$284	$284	$–	$–
Liabilities:
TBA Sale Commitments	$6,479	$–	$6,479	$–
Total	$6,479	$–	$6,479	$–
Futures *	$20	$20	$–	$–
Total	$20	$20	$–	$–

♦	For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$37,022	$45	$20	†	$—	$4,310	$(13,092)	$—	$(13,051)	$15,254
Corporate Bonds	2,960	—	—		—	—	—	—	(2,960)	—
Total	$39,982	$45	$20		$—	$4,310	$(13,092)	$—	$(16,011)	$15,254

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2014 was $117.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

Hartford U.S. Government Securities HLS Fund
Statement of Assets and Liabilities
December 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $613,998)	$624,410
Cash	850	*
Receivables:
Investment securities sold	6,632
Fund shares sold	12
Interest	2,164
Variation margin on financial derivative instruments	148
Total assets	634,216
Liabilities:
TBA sale commitments, at market value (proceeds $6,488)	6,479
Payables:
Investment securities purchased	55,715
Fund shares redeemed	689
Investment management fees	56
Distribution fees	6
Variation margin on financial derivative instruments	20
Accrued expenses	49
Total liabilities	63,014
Net assets	$571,202
Summary of Net Assets:
Capital stock and paid-in-capital	$670,579
Undistributed net investment income	9,324
Accumulated net realized loss	(119,386)
Unrealized appreciation of investments	10,685
Net assets	$571,202
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.37
Shares outstanding	45,216
Net assets	$468,967
Class IB: Net asset value per share	$10.34
Shares outstanding	9,884
Net assets	$102,235

*	Cash of $681 was pledged as collateral for open financial derivative instruments at December 31, 2014.

The accompanying notes are an integral part of these financial statements.

11

Hartford U.S. Government Securities HLS Fund
Statement of Operations
For the Year Ended December 31, 2014
(000’s Omitted)

Investment Income:
Interest	12,010
Total investment income, net	12,010

Expenses:
Investment management fees	2,863
Transfer agent fees	5
Distribution fees - Class IB	288
Custodian fees	4
Accounting services fees	76
Board of Directors' fees	17
Audit fees	14
Other expenses	88
Total expenses	3,355
Net Investment Income	8,655

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	3,934
Net realized loss on TBA sale transactions	(371)
Net realized loss on futures contracts	(788)
Net Realized Gain on Investments and Other Financial Instruments	2,775

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:	6,685
Net unrealized appreciation of investments	6,480
Net unrealized appreciation of TBA sale commitments	19
Net unrealized appreciation of futures contracts	186
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	6,685
Net Gain on Investments and Other Financial Instruments	9,460
Net Increase in Net Assets Resulting from Operations	$18,115

The accompanying notes are an integral part of these financial statements.

12

Hartford U.S. Government Securities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$8,655	$9,164
Net realized gain (loss) on investments and other financial instruments	2,775	(2,079)
Net unrealized appreciation (depreciation) of investments and other financial instruments	6,685	(23,496)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,115	(16,411)
Distributions to Shareholders:
From net investment income
Class IA	(11,648)	(15,681)
Class IB	(2,202)	(2,866)
Total distributions	(13,850)	(18,547)
Capital Share Transactions:
Class IA
Sold	29,752	73,225
Issued on reinvestment of distributions	11,648	15,681
Redeemed	(132,029)	(337,416)
Total capital share transactions	(90,629)	(248,510)
Class IB
Sold	6,139	16,213
Issued on reinvestment of distributions	2,202	2,866
Redeemed	(30,852)	(63,206)
Total capital share transactions	(22,511)	(44,127)
Net decrease from capital share transactions	(113,140)	(292,637)
Net Decrease in Net Assets	(108,875)	(327,595)
Net Assets:
Beginning of period	680,077	1,007,672
End of period	$571,202	$680,077
Undistributed (distributions in excess of) net investment income	$9,324	$13,850
Shares:
Class IA
Sold	2,858	6,922
Issued on reinvestment of distributions	1,129	1,530
Redeemed	(12,689)	(32,056)
Total share activity	(8,702)	(23,604)
Class IB
Sold	590	1,542
Issued on reinvestment of distributions	214	280
Redeemed	(2,974)	(6,009)
Total share activity	(2,170)	(4,187)

The accompanying notes are an integral part of these financial statements.

13

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements
December 31, 2014
(000’s Omitted)

Organization:

Hartford U.S. Government Securities HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market

14

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation

15

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which is included in the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

			Fair Value at
		Input Value(s) Range (Weighted	December 31,
Security Type/Valuation Technique	Unobservable Input *	Average) ‡	2014
Assets:
Asset and Commercial Mortgage Backed Securities
Cost	Recent trade price	$100.00	$1,420
	Date	12/12/2014
Discounted cash flow	Internal rate of return	1.42% - 4.39% (2.26%)	9,171
	Life expectancy (in months)	17 - 160 (34)
Indicative market quotations	Broker quote †	$97.82 - $99.92 ($99.12)	4,663
Total			$15,254

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of December 31, 2014.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights

16

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of December 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2014.

17

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be-announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of December 31, 2014, which may be a part of dollar roll transactions.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund had no inflation indexed bonds as of December 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of December 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in

18

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$148	$—	$—	$—	$—	$—	$148
Total	$148	$—	$—	$—	$—	$—	$148

Liabilities:
Variation margin payable *	$20	$—	$—	$—	$—	$—	$20
Total	$20	$—	$—	$—	$—	$—	$20

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $264 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(788)	$—	$—	$—	$—	$—	$(788)
Total	$(788)	$—	$—	$—	$—	$—	$(788)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$186	$—	$—	$—	$—	$—	$186
Total	$186	$—	$—	$—	$—	$—	$186

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment

19

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties for certain derivative types. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - variation margin receivable	$148	$(20)	$—	$—	$128
Total subject to a master netting or similar arrangement	$148	$(20)	$—	$—	$128

* Gross amounts are presented here as there are no amounts netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - variation margin payable	$20	$(20)	$—	$(681)	$—
Total subject to a master netting or similar arrangement	$20	$(20)	$—	$(681)	$—

* Gross amounts are presented here as there are no amounts netted within the Statement of Assets and Liabilities.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or

20

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$13,850	$18,547

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$9,324
Accumulated Capital and Other Losses*	(119,061)
Unrealized Appreciation†	10,360
Total Accumulated Deficit	$(99,377)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

21

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$669
Accumulated Net Realized Gain (Loss)	15,219
Capital Stock and Paid-in-Capital	(15,888)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$25,163
2018	58,149
Total	$83,312

As of 12/31/2014, the Fund had $15,888 in expired capital loss carryforwards.

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$1,202
Long-Term Capital Loss Carryforward	34,547
Total	$35,749

During the year ended December 31, 2014, the Fund utilized $3,556 of prior year short term capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.4500%
On next $500 million	0.4450%
On next $1.5 billion	0.4400%
On next $2.5 billion	0.4350%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2014, a portion of the Fund's Chief Compliance Officer's compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer

23

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated by the Fund based on the number of classes plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,453,821	$129,089	$1,582,910
Sales Proceeds	1,500,012	202,513	1,702,525

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2014, the Fund did not have any borrowings under this facility.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

24

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2014
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund, two Hartford retail mutual funds, and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

Subsequent Event:

Effective on or after January 1, 2015, pursuant to an agreement between the Hartford Funds and State Street Bank and Trust Company ("State Street"), State Street replaced, or is scheduled to replace, JP Morgan Chase Bank, N.A. ("JP Morgan Chase") as the Fund's primary custodian. JP Morgan Chase may serve as custodian of certain Fund assets. In addition, on or after the same date, HFMC has delegated, or will delegate, certain accounting and administrative services functions to State Street. The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

25

Hartford U.S. Government Securities HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
(A) Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2014
IA	$10.32	$0.15	$0.14	$0.29	$(0.24)	$–	$(0.24)	$10.37	2.81%	$468,967	0.48%	0.48%	1.40%
IB	10.28	0.12	0.15	0.27	(0.21)	–	(0.21)	10.34	2.59	102,235	0.73	0.73	1.15

For the Year Ended December 31, 2013
IA	$10.75	$0.12	$(0.30)	$(0.18)	$(0.25)	$–	$(0.25)	$10.32	(1.68)%	$556,169	0.49%	0.49%	1.14%
IB	10.71	0.09	(0.30)	(0.21)	(0.22)	–	(0.22)	10.28	(1.97)	123,908	0.74	0.74	0.89

For the Year Ended December 31, 2012 (D)
IA	$10.68	$0.16	$0.22	$0.38	$(0.31)	$–	$(0.31)	$10.75	3.70%	$833,735	0.48%	0.48%	1.20%
IB	10.63	0.13	0.23	0.36	(0.28)	–	(0.28)	10.71	3.44	173,937	0.73	0.73	0.95

For the Year Ended December 31, 2011 (D)
IA	$10.46	$0.21	$0.30	$0.51	$(0.29)	$–	$(0.29)	$10.68	4.87%	$907,046	0.48%	0.48%	1.61%
IB	10.40	0.19	0.29	0.48	(0.25)	–	(0.25)	10.63	4.61	194,273	0.73	0.73	1.36

For the Year Ended December 31, 2010
IA	$10.53	$0.28	$0.14	$0.42	$(0.49)	$–	$(0.49)	$10.46	3.79%	$1,038,534	0.47%	0.47%	2.59%
IB	10.48	0.25	0.12	0.37	(0.45)	–	(0.45)	10.40	3.53	231,188	0.72	0.72	2.34

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2014	37%
For the Year Ended December 31, 2013	39
For the Year Ended December 31, 2012	86
For the Year Ended December 31, 2011	426
For the Year Ended December 31, 2010	270

26

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford U.S. Government Securities HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford U.S. Government Securities HLS Fund of the Hartford HLS Series Fund II, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 13, 2015

27

Hartford U.S. Government Securities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. The "interested" Directors and officers are reflected in the chart below. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to present). Mr. Birdsong served as Director of the Sovereign High Yield Investment Company (April 2010 to September 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Mr. Birdsong served as Co-Chairman of the Investment Committee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., HSF, HSF2 and The Hartford Alternative Strategies Fund from 2005 to 2014.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities

28

Hartford U.S. Government Securities HLS Fund
Directors and Officers (Unaudited) – (continued)

Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Camps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of Hartford Mutual Funds, Inc., Hartford Mutual Funds II, Inc., HSF and HSF2 and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

29

Hartford U.S. Government Securities HLS Fund
Directors and Officers (Unaudited) – (continued)

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

Hartford U.S. Government Securities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of June 30, 2014 through December 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as taxes, sales charges (loads), or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses paid during the period June 30, 2014 through December 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,007.60	$2.38	$1,000.00	$1,022.84	$2.40	0.47%	184	365
Class IB	$1,000.00	$1,005.30	$3.64	$1,000.00	$1,021.58	$3.67	0.72	184	365

31

Hartford U.S. Government Securities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford U.S. Government Securities HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of

32

Hartford U.S. Government Securities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 37 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the

33

Hartford U.S. Government Securities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

34

Hartford U.S. Government Securities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford U.S. Government Securities HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC;  Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company;  Hartford-Comprehensive Employee Benefit Service Company;  HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HARTFORD HLS FUNDS
P.O. Box 14293
Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSAR-USGS14   2-15    113556-4           Printed in U.S.A.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$62,815 for the fiscal year ended December 31, 2013; $62,655 for the fiscal year ended December 31, 2014.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$1,809 for the fiscal year ended December 31, 2013; $2,439 for the fiscal year ended December 31, 2014. Audit-related services are principally in connection with Rule 17Ad-13 under the Securities and Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$17,889 for the fiscal year ended December 31, 2013; $20,599 for the fiscal year ended December 31, 2014. Tax-related services are principally in connection with, but not limited to, general tax services and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2013; $0 for the fiscal year ended December 31, 2014.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the Independent Auditor for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.     The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the Fund.

2.     The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the Independent Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.     The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.     The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services. Any action by the Designated Member in approving a requested non-audit service shall be reported to the Audit Committee not later than at its next scheduled meeting.

5.     The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

$2,573,232 for the fiscal year ended December 31, 2013; $1,370,629 for the fiscal year ended December 31, 2014.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: February 11, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 11, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: February 11, 2015	By:	/s/ Mark A. Annoni
Mark A. Annoni, Vice President,
Treasurer and Controller